SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A No. 1


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities
    Exchange Act of 1934.


  Date of Report (date of earliest event reported): August 7, 1996


                      NYER MEDICAL GROUP, INC.
        (Exact Name of Registrant as Specified in its Charter)


     Florida                000-20175             01-0469607
   (State or other          (Commission           (IRS Employer
   jurisdiction of          file Number)        Identification No.)
   incorporation)

    1292 Hammond Street, Bangor, Maine              04401
 (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code (207) 942-5273



                                N/A
  (Former name or former address, if changed since last report)



Item 2.  Acquisition or Disposition of Assets.

     (a) On August 7, 1996, Nyer Medical Group, Inc. (the "Company" acquired 80% of the outstanding capital stock of D.A.W., Inc. ("D.A.W.") and F.M.T. Franchise Company, Inc. (collectively the "Companies") from Mark A. Dumouchel, David Dumouchel, Lucille Curry, Donato Mazzola and Wayne Gunter (collectively the "Sellers"). The Companies presently are primarily engaged in the operation of nine pharmacies in Massachusetts. The Company paid an aggregate of $1,325,000 (subject to a reduction of up to $100,000 in the event that the net pre-tax income of the pharmacy chain is less than $300,000 during the first 12 months). Additionally, the Company issued an aggregate of 20,000 shares of its common stock to the Sellers coupled with a guarantee that the shares will have a fair market value of $175,000 two years after the closing.

     Day-to-day operating control of the Pharmacy chain will remain with the Sellers (other than Ms. Currie), each of whom together with Ms. Currie's husband entered into renewable five year employment agreements with D.A.W. Of the cash consideration, $1,000,000 will be used for working capital and to expand the business of the Companies; the remaining $325,000 and the 20,000 shares of common stock were received by the Sellers. The cash paid came from the existing cash balances of the Company. No portion of the purchase price was borrowed by the Company. There is no material relationship between the Sellers and the Company, or any of its affiliates, any officers or director of the Company, or any associate of any such officer or director. However, David Dumouchel was appointed to the Board of Directors of the Company and two of the four directors of the Companies are designees of the Company.

     (b)  Not applicable.

Item 5.  Other Events.

     In July 1996, in order to raise additional equity capital, the Company agreed to sell up to 600,000 units under Regulation S of the Securities Act at $10 per unit (the "Units") or better. Each Unit consists of one share of common sock and one warrant. Each warrant may be exercised to purchase an additional share for $13.00 subject to the limitation that not the total number of warrants exercisable cannot exceed 25% of the number of shares held by the owner 90 days after the closing of the offering. If all Units are sold, the Company will pay $300,000 and issue 30,000 warrants exercisable at $11.00 per share to a foreign broker as a selling commission. Thus, warrants to purchase up to 150,000 additional shares at $13.00 per share will be outstanding. Assuming the sale of all units and exercise of all warrants (including those issued to the foreign broker), an additional 780,000 shares will be outstanding and the Company will receive gross proceeds of $7,950,000. After selling 170,000 Units at $10.70 per Unit, the Company terminated the offering.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired. It is impracticable to provide the required financial statements for the acquired businesses at the time of filing this report on Form 8-K. Such financial statements will be filed as soon as practicable but not later than 60 days after this report on Form 8-K was required to be filed.

     (b) Pro-Forma Financial Information. It is impracticable to provide the required financial statements for the acquired businesses at the time of filing this report on Form 8-K. Such financial statements will be filed as soon as practicable but not later than 60 days after this report on Form 8-K was required to be filed.


     (c)  Exhibits.





Exhibit No.

     2.   Stock Exchange Agreement.

     2.1  Shareholders' Agreement.

     2.2  Service Agreement.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                      NYER MEDICAL GROUP, INC.
                          (Registrant)



By (Signature and Title): /S/ Karen L. Wright
                          Karen L. Wright, Treasurer
                          (Duly Authorized Officer)

Date: August 22, 1996

     2.   Stock Exchange Agreement.



              STOCK EXCHANGE AGREEMENT
                          AND
                PLAN OF REORGANIZATION


  THIS STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") entered into as of this 5th day of August, 1996, by and among Nyer Medical Group, Inc., a Florida corporation (the "Buyer"), Mark A. Dumouchel, David Dumouchel, Lucille Curry, Michael Curry, Donato Mazzola and Wayne Gunter (collectively the "Sellers"), being the owners of record of all the issued and outstanding shares of D.A.W., Inc. ("D.A.W."), a Massachusetts corporation and F.M.T. Franchise Company, Inc. ("F.M.T."), a Massachusetts corporation (collectively the "Companies"). The Buyer, the Sellers, D.A.W., F.M.T. and the Companies are referred to collectively herein as the "Parties".

                WHEREAS, the Sellers in the aggregate own 100% of the outstanding capital stock of the Companies.

                WHEREAS, Nyer wishes to acquire and the Sellers wish to transfer 80% of the issued and outstanding capital stock of the Companies in a transaction intended to qualify as a reorganization with in the meaning of the Internal Revenue Code 368(a)(i)(B), as amended.

                WHEREAS, this Agreement provides for various rights and responsibilities.

                NOW, THEREFORE, in consideration of the mutual promises made herein, and in consideration of the representations, warranties, and covenants contained herein, the Parties adopt this plan of reorganization and agree as follows:

                1.       Definitions.

                     "Adverse Consequences" means all actions, suits,
                proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

                     "Affiliate" has the meaning set forth in Rule 12b-2 of
                the regulations promulgated under the Securities Exchange Act of 1934.

                     "Basis" means any past or present fact, situation,
                circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

                     "Buyer" has the meaning set forth in the preface above.

                     "Buyer's Financial Statements" has the meaning set forth
                in Section 3(b).

                     "Class A Shares" means the Class A Common Stock, no par
                value, of FMT.

                      "Class B Shares" means the Class B Common Stock, no par
                value, of FMT.

                      "Closing" has the meaning set forth in Section 2(c)
                below.

                      "Closing Date" has the meaning set forth in Section 2(c)
                below.

                      "Common Stock" has the meaning in Section 2(b) hereof.

                      "Companies" includes F.M.T., D.A.W. and all of their
                Subsidiaries as defined unless otherwise clear from the context and has the meaning set forth in the preface above.

                      "Employee Benefit Plan" means any (a) non-qualified
                deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Benefit Plan (including any multi-employer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

                       "Employee Pension Benefit Plan" has the meaning set forth
                in ERISA Section 3(2).

                       "Employee Welfare Benefit Plan" has the meaning set forth
                in ERISA Section 3(1).

                       "Environmental, Health, and Safety Laws" means the
                Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or water into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes.

                       "ERISA" means the Employee Retirement Income Security Act
                of 1974, as amended.

                       "Fair Market Value" means the average closing price of
                the Buyer's common stock as reported by Nasdaq for the five trading days ending three days prior to the measuring date.

                       "Financial Statements" has the meaning set forth in
                Section 4(f) below.

                        "F.M.T." includes all of its subsidiaries and has the
                meaning set forth in the preface above.

                        "Form 10-KSB" shall mean the Form 10-KSB of the Buyer
                for the year ended December 31, 1995 which has been filed with the Securities and Exchange Commission.

                        "Form 10-QSB" shall mean the Form 10-QSB of the Buyer
                for the quarter ended March 31, 1996 which has been filed with the Securities and Exchange Commission.

                       "GAAP" means United States generally accepted accounting
                principles as in effect from time to time.

                       "Indemnified Party" has the meaning set forth in Section
                8(d) below.

                       "Indemnifying Party" has the meaning set forth in Section
                8(d) below.

                       "Knowledge" means actual knowledge after reasonable
                investigation.

                       "Liability" means any liability (whether known or
                unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

                      "Most Recent Balance Sheet" means the balance sheet
                contained within the Most Recent Financial Statements.

                      "Most Recent Financial Statements" has the meaning set
                forth in Section 4(f) below.

                      "Most Recent Fiscal Month End" has the meaning set forth
                in Section 4(f) below.

                      "Ordinary Course of Business" means the ordinary course
                of business consistent with past custom and practice (including with respect to quantity and frequency).

                      "Party" has the meaning set forth in the preface above.

                      "Person" means an individual, a partnership, a
                corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

                       "Purchase Price" has the meaning set forth in Section
                2(b) below.

                       "Securities Act" means the Securities Act of 1933, as
                amended.

                       "SEC" shall mean the Securities and Exchange Commission.

                       "Security Interest" means any mortgage, pledge, lien,
                encumbrance, charge, or other security interest, other than
                (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

                       "Seller" has the meaning set forth in the preface above.

                       "Shares" means any shares of the common stock, no par
                value, of D.A.W. and F.M.T. except as separately referred to in this Agreement including any Schedule.

                       "Subsidiary" means any corporation with respect to which
                a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directories.

                       "Tax" means any federal, state, local, or foreign income,
                gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

                      "Tax Return" means any return, declaration, report, claim
                for refund, or information or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

                       "Third Party Claim" has the meaning set forth in Section
                8(d) below.

                2.       Transactions.

                     (a)Basic Transaction.  On and subject to the terms and
                conditions of this Agreement for the consideration as provided, the Buyer agrees to (i) exchange with the Sellers shares of common stock ("Common Stock") of the Buyer in exchange for 80% of the Shares of D.A.W. and 80% of the Class A Shares of F.M.T.; (ii) purchase from F.M.T. 100% of the Class B Shares; and (iii) contribute certain capital to D.A.W. The number of Shares being exchanged and retained by each Seller is listed on Schedule 2(a) hereto, together with the number of Class B Shares being sold to Nyer by F.M.T.

                     (b)Consideration.       The Buyer agrees to: (i) transfer
                to the Sellers at the Closing: (A) an aggregate of 19,500 shares of Common Stock in exchange for 80% of the Shares of D.A.W.; and (B) 500 shares of Common Stock in exchange for 80% of the Class A Shares of F.M.T.; (ii) contribute to D.A.W. at the Closing $200,000 in capital; and (iii) pay to F.M.T. at the Closing $800,000 in consideration of 100% of the Class B Shares. The exchanges identified in Subsections 2(b)(i)(A) and (B) together with the payments provided for in the remainder of Section 2(b) are hereinafter referred to collectively as the "Purchase Price," which Purchase Price shall be allocated among the Sellers and the Companies as set forth in Schedule 2(b) hereof.

                    (c)The Closing.  The closing of the transactions
                contemplated by this Agreement (the "Closing") shall take place as of 12:01 a.m., Boston time, on August 5, 1996.

                    (d)Deliveries at the Closing.  At the Closing, (i) the
                Sellers shall deliver to the Buyer the various certificates, instruments, and documents referred to in Section 7(a) below,
                (ii) the Buyer shall deliver to the Sellers the various certificates, instruments, and documents referred to in
                Section 7(b) below, (iii) F.M.T. shall together deliver to the Buyer stock certificates for the Class B Shares as reflected on Schedule 2(a), and (iv) the Buyer shall deliver to each of the Sellers and the Companies the consideration specified in
                Section 2(b) above.

                    (e)Guarantee of Common Stock.  If the Fair Market Value
                of the Common Stock transferred to the Sellers is not an aggregate of $175,000 as of the second anniversary of the Closing Date, the Buyer guarantees to the Sellers that it shall promptly, but in no event later than 15 business days following the second anniversary of the Closing Date, at Buyer's election (i) pay the difference to the Sellers on a pro-rata basis, (ii) issue additional shares of Common Stock to the Sellers on a pro-rata basis, or (iii) repurchase all of the shares of Common Stock held by the Sellers for an aggregate of $175,000. In the event that the Buyer elects to issue additional shares of Common Stock as provided in (ii) above, the Common Stock shall be covered by an effective Registration Statement permitting the public sale of such Common Stock. The Buyer shall give notice to the Sellers of its election within 10 days following the second anniversary of the Closing Date.

                     (f)Adjustment to Purchase Price.  In the event that for
                the 12-month period beginning on the day following the Closing Date and ending on the first anniversary of the Closing Date, D.A.W.'s net income before provision for income taxes is not at least $300,000, the Purchase Price shall be adjusted by the Companies reducing the consideration received by them by an aggregate of 100,000 times one minus a fraction in which the numerator is the amount of actual net income per share before provision for income taxes for the above period and the denominator is 300,000. Provided, however, that in no event shall the adjustment to the purchase price exceed an aggregate of $100,000. The actual amount to be paid by the Buyer to D.A.W. and F.M.T. shall be in proportion to the consideration received by them as set forth in Schedule 2(b). In the event that the D.A.W.'s net income before provision for income taxes is $0 or D.A.W. sustains a net loss for the above period, the amount to be paid to the Buyer shall be $100,000. Any adjustment shall be paid by the Companies to the Buyer within five business days after receipt by the Buyer and the Companies of the D.A.W. income statement which shall, at the option of the Buyer, be either (i) audited, or (ii) any unaudited income statement shall be compiled from the financial statements used by the Buyer in its Form 10-KSB and Form 10-QSB filed with the SEC except to the extent that the income statement is partially based upon periods, a portion of which are less than a full fiscal quarter, in which event the same accounting principles shall govern the preparation for such periods. The cost of such audit, if any, shall be borne by D.A.W.

                      (g)Third Party Payers. In the event a Pharmacy
                Performance Review or Audit is conducted prior to August 5, 1998, as referenced in Schedule 4(h) hereto, which results by final determination after exhaustion of all rights of appeal in D.A.W. being obligated for payment of amounts received prior to the Closing for periods prior to the Closing, in excess (the "Excess Liability") of $100,000, plus an amount by which D.A.W.'s net income before provision for income taxes exceeds $300,000, for each 12 month period beginning on the day following the: (i) Closing Date and ending on the first anniversary; or (ii) first anniversary and ending on the second anniversary, then Nyer shall be entitled to receive pro-rata from the Sellers an amount of Shares of the Companies, allocated equally among each of the Companies and each class of the stock of the Companies, in an amount equal to the Excess Liability. The value of the Shares to be determined in accordance with the procedures set forth in
                Section 9(b) of the Shareholders' Agreement attached hereto as Exhibit D.

                3. Representations and Warranties Concerning the Trans-action.

                     (a)Representations and Warranties of the Sellers.  Each
                of the Sellers represents and warrants to the Buyer that to its Knowledge the statements contained in this Section 3(a) are correct and complete as of the date of this Agreement and shall be correct and complete as of the Closing Date.

                    (i)Authorization of Transaction.  Sellers have
                      the full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. Subject to execution, delivery and authorization of the other parties hereto, this Agreement constitutes the valid and legally binding obligation of each Seller, enforceable in accordance with its terms and conditions. Such Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                    (ii)Non-Contravention.  Neither the execution and
                      the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Seller is subject or, (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, or other arrangement to which such Seller is a party or by which he or it is bound or to which any of his or its assets is subject.

                    (iii)Brokers' Fees.  Sellers have no Liability or
                      obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Buyer could become liable or obligated.

                    (iv)Investment.  Sellers (A) understand that the
                      Common Stock has not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and transferred in reliance upon federal and state exemptions for transactions not involving any public offering, (B) are acquiring the Common Stock solely for their own accounts for investment purposes, and not with a view to the distribution thereof, (C) are sophisticated investors with knowledge and experience in business and financial matters, (D) have received the Buyer's Form 10-KSB for the year ended December 31, 1995 ("Form 10-KSB") and Form 10-QSB for the quarter ended March 31, 1995 ("Form 10-QSB") and have had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Common Stock, and (E) are able to bear the economic risk and lack of liquidity inherent in holding the Common Stock. Notwithstanding any change which may be made by the SEC to Rule 144 reducing the holding period for restricted securities to less than two years, Sellers agree that they shall not offer, sell, hypothecate or otherwise dispose of any of the shares of Common Stock acquired by them for a period of two years following the Closing Date.

                   (v)Shares.  Sellers hold of record and own
                      beneficially the number of Shares of the Companies set forth next to their name in Schedule 4(b), free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. Sellers are not parties to any option, warrant, purchase right, or other contract or commitment that could require such Sellers to sell, transfer, or otherwise dispose of any capital stock of the Companies (other than this Agreement). Sellers are not parties to any voting trust, proxy, or other agreement or understanding with respect to the voting of any capital stock of the Companies except as provided on
                      Schedule 4(b).

                      Except for the Companies listed on Schedule 4(b), none of the Sellers own any interest in any business engaged in the pharmacy or health care business on either a retail or wholesale basis.

                     (b)Representations and Warranties of the Buyer. The Buyer represents and warrants to the Sellers that the statements contained in this Section 3(b) are to its Knowledge correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

                    (i)Organization of the Buyer.  The Buyer is a
                      corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. The Buyer is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. The Buyer has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Buyer has delivered to the Sellers correct and complete copies of the charter and bylaws of the Buyer (as amended to date). The Company is not in default under or in violation of any provision of its charge or bylaws.

                     (ii)Authorization of Transaction.  The Buyer has
                      the full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Subject to execution, delivery and authorization of the other Parties hereto, this Agreement constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions. The Buyer need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                     (iii)Non-Contravention.  Neither the execution and
                      the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or, (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

                     (iv)Brokers' Fees.  The Buyer has no Liability or
                      obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

                     (v)Investment.  The Buyer (A) understands that
                      the Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and transferred in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the Shares solely for its own account for investment purposes, and not with a view to the distribution thereof, (C) is a sophisticated investor with knowledge and experience in business and financial matters, has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Shares, and (D) is able to bear the economic risk and lack of liquidity inherent in holding the Shares.

                     (vi)Title to Assets.  The Buyer has good and
                      marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises, or shown in its Form 10-QSB or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since March 31, 1996 or except as disclosed in the Form 10-KSB or Form 10-QSB.

                     (vii)Capitalization.

                      (A)The authorized capital stock of the
                       Buyer consists of 10,000,000 shares of common stock, 2,000 shares of Class A Preferred Stock and 300,000 shares of Class B Preferred Stock, of which 3,108,293 shares, 2,000 shares and 300,000 shares, respectively, were outstanding as of July 9, 1996. All of the issued and outstanding shares of common stock are validly issued and are fully paid, non-assessable and free of preemptive rights.

                       (B)Except as disclosed in the Form 10-KSB, Form 10-QSB or as set forth on Schedule 3(b) hereof, as of the date hereof, there are (1) no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other anti-takeover agreement, obligating the Buyer or any subsidiary of the Buyer to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Buyer or obligating the Buyer or any subsidiary of the Buyer to grant, extend or enter into any agreement or commitment, and (2) no voting trusts, proxies or other agreements or understandings to which the Buyer or any Subsidiary of the Buyer is a party or is bound with respect to the voting of any shares of capital stock of the Buyer. The shares of the Buyer's common stock issued to the Sellers will be as of the Closing duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights.

                    (viii)Subsidiaries.  Each Subsidiary of the Buyer
                       is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted except where any failure would not have a material adverse effect on the Buyer. Each Subsidiary of the Buyer is qualified to do business, and is in good standing, in each jurisdiction in which the properties owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not, when taken together with all such other failures, have a material adverse effect on the Buyer. All of the outstanding shares of capital stock of each Subsidiary of the Buyer are validly issued, fully paid, non-assessable and free of preemptive rights, and are owned by the Buyer, free and clear of any liens, claims or encumbrances except as set forth on Schedule 3(b). Except as disclosed on
                       Schedule 3(b) hereof, there are no subscriptions, options, warrants, rights, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions or arrangements relating to the issuance, sale, voting, transfer ownership or other rights with respect to any shares of capital stock of any Subsidiary of the Buyer, including any right of conversion or exchange under any outstanding security, instrument or agreement.

                     (ix)Reports and Financial Statements.  Since June
                       1992, the Buyer has filed with the SEC all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under each of the Securities Act, the Securities Exchange Act of 1934 and the respective rules and regulations thereunder, all of which, as amended if applicable, complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. The Buyer has previously delivered to the Sellers copies of its Annual Report on Form 10-KSB for the fiscal year ended
                       December 31, 1995 and its Form 10-QSB. As of their respective dates, the Form 10-KSB and the Form 10-QSB did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of the Buyer included in such reports (collectively, the "Buyer's Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present the financial position of the Buyer and its Subsidiaries as of the dates thereof and the results of operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein.

                     (x)Absence of Undisclosed Liabilities.  Except
                       as disclosed in the Form 10-QSB, neither the Buyer nor any of its Subsidiaries had at March 31, 1996, or has incurred since that date, any Liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except: (A) Liabilities, obligations or contingencies (1) which are accrued or reserved against in the Buyer's Financial Statements or reflected in the notes thereto, or (2) which were incurred after March 31, 1996 and were incurred in the Ordinary Course of Business and consistent with past practices;
                       (B) Liabilities, obligations or contingencies which
                       (1) would not, in the aggregate, have a material adverse effect on Buyer, or (2) have been discharged or paid in full prior to the date hereof; and (C) Liabilities and obligations which are of a nature not required to be reflected in the consolidated financial statements of Buyer and its Subsidiaries prepared in accordance with generally accepted accounting principles consistently applied and which were incurred in the Ordinary Course of Business.

                     (xi)Absence of Certain Changes or Events.  Since
                       the date of the Form 10-QSB, there has not been any material adverse change in the business, operations, properties, assets, liabilities, condition (financial or other), results of operations or prospects of the Buyer and its Subsidiaries, taken as a whole, including as a result of any change in capital structure, employee compensation arrangement (including severance rights and benefit plans), accounting method or applicable law.

                     (xii)Material Agreements.  Since January 1, 1996,
                       the Buyer has not entered into any material agreements which were not filed as exhibits to the Form 10-KSB or Form 10-QSB.

                     (xiii)Form 8-Ks.  Since January 1, 1996, the Buyer
                       has not filed with the SEC any reports on Form 8-K.

               4. Representations and Warranties Concerning the Companies. The Sellers and the Companies represent and warrant to the Buyer that the statements contained in this Section
                      4 are, to their Knowledge, except that the Representations and Warranties set forth in Subsections 4(k)(iii) and 4(k)(x) are to Sellers and the Companies actual knowledge, correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

              (a)Organization, Qualification, and Corporate Power.
                The Companies are corporations duly organized, validly existing, and in good standing under the laws of the jurisdiction of their incorporation. The Companies are duly authorized to conduct business and are in good standing under the laws of each jurisdiction where such qualification is required. The Companies have full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which they are engaged and to own and use the properties owned and used by them.
                Schedule 4(a) lists the directors and officers of each of the Companies and their Subsidiaries. The Sellers have delivered to the Buyer correct and complete copies of the charter and bylaws of each of the Companies and their Subsidiaries (as amended to date). The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of each of the Companies and their Subsidiaries are correct and complete. None of the Companies are in default under or in violation of any provision of its charter or bylaws.

                (b)Capitalization. The entire authorized capital stock of D.A.W. consists of 7,500 Shares of which 2,500 Shares are issued and outstanding and 5,000 Shares are held in treasury. The entire authorized capital stock of F.M.T. consists of (a) 20,000 Shares of Class A, of which 2,500 Shares are issued and outstanding and 17,500 Shares are held in treasury; and (b) 3,000 Shares of Class B of which 1,000 Shares are issued and outstanding and 1,000 Shares are held in treasury. All of the issued and outstanding Shares have been duly authorized, are validly issued, fully paid, and non-assessable, and are held of record by the respective Sellers as set forth in Schedule 4(b). Following the Closing, Shares of the Companies shall be outstanding and will be held of record as reflected on
                Schedule 4(b). There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Companies to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Companies. Neither D.A.W. nor F.M.T. has a subsidiary. The stockholders of D.A.W. and F.M.T. have not elected to be taxed under Subchapter S of the Internal Revenue Code.

                (c)Non-Contravention.  Except as reflected on Schedule
                4(c), neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of the Companies are subject or any provision of the charter or bylaws of any of the Companies, or
                (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Companies are a party or by which any are bound or to which any of their assets are subject (or result in the imposition of any Security Interest upon any of their assets). Except as reflected on Schedule 4(c), the Companies do not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

                (d)Brokers' Fees. The Companies have no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

                (e)Title to Assets. The Companies have good and marketable title to, or a valid leasehold interest in, the properties and assets used by them, located on their premises, or shown on the Most Recent Balance Sheet or acquired after the date thereof, free and clear of all Security Interests, except for properties and assets disposed of in the Ordinary Course of Business since the date of the Most Recent Balance Sheet, and further except as disclosed on Schedule 4(e).

                (f)Financial Statements.  Attached hereto as Schedule
                4(f) are the following financial statements (collectively the "Financial Statements"): audited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow as of and for the fiscal year ended June 30, 1995 for the Companies; and audited consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") as of and for the nine months ended March 31, 1996 (the "Most Recent Fiscal Month End") for the Companies. The Financial Statements (including the notes thereto) have been prepared in accordance with GAAP applied on a consistent basis through the periods covered thereby, present fairly the financial condition of the Companies as of such dates and the results of operations of the Companies for such periods, are correct and complete, and are consistent with the books and records of the Companies (which books and records are correct and complete).

                (g)Events Subsequent to Most Recent Fiscal Month End.
                Since the Most Recent Fiscal Month End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Companies. Without limiting the generality of the foregoing, since that date the Companies have not except as set forth on
                Schedule 4(g):

                         (i)sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the Ordinary Course of Business;

                         (ii)entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) either involving more than $5,000 or outside the Ordinary Course of Business;

                         (iii)imposed any Security Interest upon any of its assets, tangible or intangible;

                         (iv)made any capital expenditure (or series of related capital expenditures) either involving more than $5,000 or outside the Ordinary Course of Business;

                         (v)made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $5,000 or outside the Ordinary Course of Business;

                         (vi)issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $5,000 in the aggregate;

                         (vii)delayed or postponed the payment of accounts payable and other Liabilities outside the Ordinary Course of Business:

                         (viii)cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $5,000 or outside the Ordinary Course of Business;

                         (ix)made or authorized any change in the charter or bylaws of the Companies or their Subsidiaries;

                         (x)issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;

                         (xi)declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

                         (xii)experienced any damage, destruction, or loss (whether or not covered by insurance) to its property;

                         (xiii)made any loan to, or entered into any other transaction with, any of their directors, officers, stockholders and employees outside the Ordinary Course of Business. Any loan to and transactions with any directors, officers or stockholders of D.A.W. or F.M.T. in the Ordinary Course of Business since the Most Recent Fiscal Month End are reflected on Schedule 4(g) and any loans to or transactions with any employees of D.A.W. or F.M.T. in excess of $1,000 since the Most Recent Fiscal Month End are also reflected on Schedule 4(g);

                       (xiv)entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

                       (xv)granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business or paid any bonus compensation to any of its directors, officers, and employees;

                       (xvi)adopted, amended, modified, or terminated any bonus profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit
                       Plan);

                       (xvii) made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

                       (xviii) made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

                       (xix)been involved in any other material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business;

                      (xx)closed any store owned or operated by them;

                       and

                      (xxi)received any deposits or prepayments for
                       goods or services outside the Ordinary Course of Business.

                       Since the Most Recent Fiscal Month End, no party has
                accelerated, terminated, modified, or cancelled any agreement, contract, lease or license (or series of related agreements, contracts, leases, and licenses) involving more than $5,000 to which the Companies is a party or by which any is bound.

                      (h)Undisclosed Liabilities.  Except as disclosed on
                Schedule 4(h), the Companies have no Liabilities (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for
                (i) Liabilities set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto), and (ii) Liabilities set forth on Schedule 4(h) hereto.

                      (i)Legal Compliance.  Each of the Companies and their
                Affiliates has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceedings, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

             (j)Tax Matters.

                      (i)Except as provided on Schedule 4(j), the
                       Companies have filed all Tax Returns that they were required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Companies have been paid. The Companies are not currently the beneficiaries of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where any of the Companies do not file Tax Returns that any is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of any of the Companies that arose in connection with any failure (or alleged failure) to pay any Tax.

                      (ii)Except as provided on Schedule 4(j), the
                       Companies have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

                      (iii)The Companies do not expect any authority to assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of any of the Companies either (A) claimed or raised by any authority in writing, or (B) as to which the Sellers or the Companies have Knowledge based upon personal contact with any agent of such authority. Schedule 4(j) lists all federal, state and local income Tax Returns filed by any of the Companies for taxable periods ended on or after June 30, 1992, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Sellers have delivered to the Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of the Companies since June 30, 1992.

                     (iv)The Companies have not waived any statute of
                      limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

                     (v)The unpaid Taxes of the Companies (A) did
                      not, as of the Most Recent Fiscal Month End, exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto), and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Companies in filing their Tax Returns.

                   (k)Real Property.  Schedule 4(k) lists and describes
                briefly all real property leased or subleased to any of the Companies. The Sellers have delivered to the Buyer correct and complete copies of the leases and subleases listed in
                Schedule 4(k).  With respect to each lease and sublease
                listed:

                     (i)the lease or sublease is legal, valid,
                      binding, enforceable, and in full force and effect;

                    (ii)except as described on Schedule 4(k), the
                      lease or sublease will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

                    (iii)none of the Companies is in breach or default
                      and to the Sellers' and the Companies' actual knowledge, no other party to the lease or sublease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute a breach or default or permit termination, modification, or acceleration thereunder;

                   (iv)none of the Companies has repudiated any
                      provision in the lease or sublease and to the Sellers' and the Companies' Knowledge, no other party to the lease or sublease has repudiated any provision thereof;

                    (v)there are no disputes, oral agreements, or
                      forbearance programs in effect as to the lease or sublease;

                    (vi)with respect to each sublease, the
                      representations and warranties set forth in subsections
                      (i) through (v) above are true and correct with respect to the underlying lease;

                    (vii)the Companies have not assigned, transferred,
                     conveyed, mortgaged, deeded in trust, or encumbered any interest in the leasehold or subleasehold;

                    (viii)all facilities leased or subleased thereunder
                     have received all approvals of governmental authorities (including licenses and permits) required in connection with the operation thereof and have been operated, and maintained in all material respects in accordance with applicable laws, rules, and regulations;

                    (ix)all facilities leased or subleased thereunder
                     are supplied with utilities and other services necessary for the operation of said facilities; and

                     (x)to the actual knowledge of the Sellers and the Companies, the owner of the facility leased or subleased has good and marketable title to the parcel of real property, free and clear of any Security Interest, easement, covenant, or other restriction, except installments of special easements not yet delinquent and recorded easements, covenants, and other restrictions which do not impair the current use, occupancy, or value, or the marketability of title, of the property subject thereto.

                (l)Tangible Assets. The Companies own or lease all buildings, machinery, equipment, and other tangible assets necessary for the conduct of their businesses as presently conducted. Each such tangible asset is free from defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used.

                (m)Inventory. The inventory of the Companies is merchantable and fit for the purpose for which it was procured or manufactured, and no material portion of which is slow-moving, obsolete, damaged, or defective, subject only to the reserve for inventory writedown set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Companies except as set forth on Schedule 4(m).

                (n)Contracts. Schedule 4(n) lists the following contracts and other agreements (oral or written) to which any of the Companies are a party:

                 (i)any agreement (or group of related
                 agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $5,000 per annum;

                 (ii)any agreement (or group of related
                 agreements) for the purchase or sale of inventory or goods sold in the Ordinary Course of Business or otherwise, the performance of which will extend over a period of more than one year, result in a loss to the Companies or involve consideration in excess of $5,000;

                 (iii)any agreement concerning a partnership or joint venture;

                 (iv)any agreement (or group of related
                 agreements) under which it has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $5,000 or under which it has imposed a Security Interest on any of its assets, tangible or intangible;

                 (v)any agreement concerning confidentiality or
                  non-competition;

                 (vi)any agreement with any of the Sellers and
                  their Affiliates;

                 (vii)any profit sharing, stock option, stock
                  purchase, stock appreciation, deferred compensation, severance, or other plan or arrangement for the benefit of its current or former directors, officers, and employees;

                  (viii)any collective bargaining agreement;

                  (ix)any agreement for the employment of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $30,000 or providing severance benefits;

                  (x)any agreement under which it has advanced or
                   loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business;

                   (xi)any agreement under which the consequences of
                    a default or termination could have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of the Companies; or

                    (xii)any other agreement (or group of related agreements) the performance of which involves considera-tion in excess of $5,000.

                The Sellers have delivered to the Buyer a correct and complete copy of each written agreement listed on Schedule 4(n) (as amended to date) and a written summary setting forth the terms and conditions of each oral agreement referred to on Schedule 4(n). With respect to each such agreement: (A) the agreement is legal, valid, binding, enforceable, and in full force and effect; (B) the agreement will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby except as provided in Schedule 4(n); (C) to the Sellers' and the Companies' Knowledge, no party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement; and (D) to the Sellers' and the Companies' Knowledge, no party has repudiated any provision of the agreement.

                (o)Notes and Accounts Receivable. All notes and accounts receivable of the Companies are reflected properly on its books and records, are valid receivables subject to no set-offs or counterclaims, are current and collectible, and to the Sellers' and the Companies' Knowledge will be collected in accordance with their terms at their recorded amounts, subject only to the reserve for bad debts set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Companies.

                (p)Powers of Attorney. There are no outstanding powers of attorney executed on behalf of any of the Company and/or F.M.T. or their Subsidiaries.

                (q)Insurance. Schedule 4(q) sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which the Company and/or F.M.T. or their Subsidiaries are a party, a named insured, or otherwise the beneficiary of coverage at any time:

                (i)the name, address, and telephone number of the agent;

                (ii)the name of the insurer, the name of the policyholder, and the name of each covered insured;

                (iii)the policy number and the period of coverage;

                (iv)the scope (including an indication of whether the coverage is on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and

                (v)a description of any retroactive premium
                 adjustments or other loss-sharing arrangements.

                With respect to each such insurance policy: (A) the policy is legal, valid, binding, enforceable, and in full force and effect; (B) the policy will continue to be legal, valid, binding, enforceable, and in full force and effect on identical terms following the consummation of the transactions contemplated hereby; (C) except as provided on Schedule 4(q), the Companies are not in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default, or permit termination, modification, or acceleration, under the policy; and (D) except as provided in Schedule 4(q), no party to the policy has repudiated any provision thereof. Schedule 4(q) describes any self-insurance arrangements affecting the Companies.

                (r)Litigation. Schedule 4(r) sets forth each instance in which the Company and/or F.M.T. or their Subsidiaries (i) is subject to any outstanding injunction, judgment, order, decree or ruling, or (ii) is a party or is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. None of the actions, suits, proceedings, hearings, and investigations set forth in
                Schedule 4(r) could result in any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Companies except as disclosed on Schedule 4(r). None of the Sellers has any reason to believe that any such action, suit, proceeding, hearing, or investigation may be brought or threatened against the Companies.

                (s)Product Liability.  The Companies have no Liability
                (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product sold (including prescription drugs formulated) by the Companies.

                (t)Employees. No executive, key employee, or group of employees has any plans to terminate employment with the Companies. The Companies are not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. The Companies have not committed any unfair labor practice. None of the Sellers or the Companies have any Knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Companies.

                (u)Employee Benefits.  The Companies maintain no
                Employee Benefit Plan, except medical and dental benefits.

                (v)Guaranties. The Companies are not a guarantor or are otherwise liable for any Liability or obligation (including indebtedness) of any other Person.

                (w)Contingent Liabilities. The Companies have no contingent liabilities to any Person.

                (x)Environment, Health, and Safety. The Companies and their Affiliates have complied in all material respects with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, inquiry, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure to so comply.

                (y)Americans With Disabilities Act of 1990.  The
                Companies have complied with the Americans With Disabilities Act of 1990, and no action, suit, proceeding, hearing, investigation, inquiry, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure to so comply.

                (z)Related Party Transactions.  Except as disclosed on
                Schedule 4(z) and for employment agreements with the Companies which shall be superseded at the Closing by the employment agreements annexed as Exhibit C, none of the Sellers or their Affiliates are, directly or indirectly, engaged in any business or other transaction with the Companies. The term "indirectly" includes but is not limited to any parent, spouse or child as well as any corporate or other entity. None of the Sellers and their Affiliates, directly or indirectly, owns any asset, tangible or intangible, which is used in the business of D.A.W. or F.M.T.

                (aa)Disclosure. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

                5. Pre-Closing Covenants. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

                      (a)General. Each of the Parties will use his or its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 7 below).

                      (b)Notices and Consents.  As identified on Schedule
                5(b), the Sellers will cause the Companies and their Subsidiaries to give any notices to third parties, and will cause them to use their best efforts to obtain any third-party consents, that the Buyer may request in connection with the matters referred to in Section 4 above. Each of the Parties will give any notices to, make any filings with, and use its best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies required in order to consummate the transactions contemplated hereby.

                      (c)Operation of Business.  The Sellers will not cause
                or permit the Companies to engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing, the Sellers will not cause or permit the Companies to (i) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock, or
                (ii) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section 4(g) above.

                     (d)Preservation of Business.  The Sellers will cause
                the Companies to keep their business and properties substantially intact, including its present operations, physical facilities, and relationships with lessors, suppliers, customers, and employees.

                     (e)Full Access.  The Companies will permit,
                representatives of the Buyer to have full access to all premises, properties. personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Companies.

                     (f)Exclusivity.  None of the Sellers will (i) solicit,
                initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or any substantial portion of the assets of the Companies (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. None of the Sellers will vote their Shares in favor of any such acquisition structured as a merger, consolidation, or share exchange. The Sellers will notify the Buyer immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

                6. Post-Closing Covenants. The Parties agree as follows with respect to the period following the Closing.

                      (a)General. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under Section 8 below). The Sellers acknowledge and agree that from and after the Closing the Buyer will be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Companies.

                    (b)Covenant Not to Compete.  For a period of two years
                from and after the Closing Date, none of the Sellers will, except as permitted by written employment agreements with the Company, engage directly or indirectly in any business that is competitive with any business that the Companies conduct as of the Closing Date in any county in which the Companies conduct business; provided, however, that no owner of less than 2% of the outstanding stock of any publicly traded corporation shall be deemed to engage solely by reason thereof in any of its businesses. If the final judgment of a court of competent jurisdiction declares that any term or provision of this
                Section 6(b) is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

                7.       Conditions to Obligation to Closing.

                    (a)Conditions to Obligation of the Buyer.  The obliga-
                tion of the Buyer to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                    (i)the representations and warranties set forth in Section 3(a) and Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

                    (ii)the Sellers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

                    (iii)the Companies shall have procured all of the third party consents specified in Section 5(b) above;

                    (iv)no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitration tribunal wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation,
                    (C) affect adversely the right of the Buyer to own the Shares and to control the Companies, or (D) affect adversely the right of the Companies to own their assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                    (v)the Sellers shall have delivered to the Buyer
                         a certificate to the effect that each of the conditions specified above in Section 7(a)(i)-(iv) is satisfied in all respects;

                    (vi)the Buyer shall have received from counsel to
                         the Sellers an opinion concerning the matters listed on Exhibit A-1 in form and substance satisfactory to the Buyer and dated as of the Closing Date;

                    (vii)The Buyer and D.A.W. shall have entered into
                         a Service Agreement in the form annexed as Exhibit B;

                          and

                    (viii)all actions to be taken by the Sellers and
                         the Companies in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

                        (b)Conditions to Obligation of the Sellers. The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

                     (i)the representations and warranties set forth
                        in Section 3(b) above shall be true and correct in all material respects at and as of the Closing Date;

                     (ii)the Buyer shall have performed and complied
                        with all of its covenants hereunder in all material respects through the Closing;

                     (iii)no action, suit, or proceeding shall be
                        pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitration tribunal wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement or (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

                      (iv)the Buyer shall have delivered to the Sellers
                       a certificate to the effect that each of the conditions specified above in Section 7(b)(i)-(iii) is satisfied in all respects;

                      (v)the Sellers shall have received from counsel
                       to the Buyer an opinion concerning the matters listed on Exhibit A-2 satisfactory in form and substance to the Sellers and dated as of the Closing Date;

                      (vi)Mark Dumouchel, David Dumouchel, Michael
                       Curry, Wayne Gunter and Donato Mazzola shall have entered into employment agreements with the Company in the form annexed hereto as Exhibit C;

                      (vii)The Buyer and the Company shall have entered
                       into a Service Agreement in the form annexed as Exhibit
                       B;

                      (viii)The Buyer and the Sellers shall enter into a
                       Shareholders' Agreement in the form annexed hereto as Exhibit D; and

                      (ix)All actions to be taken by the Buyer in
                       connection with consummation of the transactions contem-plated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to each of the Sellers.

                8.       Remedies For Breaches of This Agreement.

                (a)Survival of Representations and Warranties. All of the representations and warranties of the Buyer and the Sellers and the Companies shall survive the Closing hereunder and continue in full force and effect for a period of two years thereafter.

                (b)Merger of Prior Representations.  Neither the
                Companies nor Sellers shall be liable or bound in any way for any verbal or written statements, representations, or information other than as contained in this Agreement. It is understood and agreed that all prior and contemporaneous representations, statements, understandings and agreements, oral or written, between the parties are merged in this Agreement, which alone fully and completely expresses their agreement, and that the same is entered into after full investigation, neither party relying on any statement or representation not embodied in this Agreement made by the other.

                (c)Indemnification Provisions for Benefit of the Buyer.
                In the event any of the Sellers breaches (or in the event any third party alleges facts that, if true, would mean any of the Sellers has breached) any of their representations, warranties, and covenants contained herein, then each of the Sellers agrees to indemnify the Buyer from and against the entirety of any Adverse Consequences the Buyer may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                (d)Indemnification Provisions for Benefit of the Sellers. In the event the Buyer breaches (or in the event any third party alleges facts that, if true, would mean the Buyer has breached) any of its representations, warranties, and covenants contained herein, then the Buyer agrees to indemnify each of the Sellers from and against the entirety of any Adverse Consequences the Seller may suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach).

                (e)Matters Involving Third Parties.

                 (i)If any third party shall notify any Party
                    (the "Indemnified Party") with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any other Party (the "Indemni-fying Party") under this Section 8, then the Indemnified Party shall promptly notify each Indemnifying Party hereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                 (ii)Any Indemnifying Party will have the right to
                     defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim.

                  (iii)So long as the Indemnifying Party is
                      conducting the defense of the Third Party Claim in accordance with Section 8(d)(ii) above, (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                   (iv)In the event the condition in Section
                      8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement of his or her own Liability with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and
                      (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 8.

                  (f)Determination of Adverse Consequences.  The Parties
                    shall take into account the time cost of money (using the Applicable Rate as the discount rate) in determining Adverse Consequences for purposes of this Section 8.

                  (g)Other Indemnification Provisions.  The foregoing
                indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant. Each of the Sellers hereby agrees that he will not make any claim for indemnification against the Companies by reason of the fact that he was a director, officer, employee, or agent of the Companies or was serving at the request of the Companies as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, bylaw, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Buyer against such Seller (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

                9.       Nature of Certain Obligations.

                (a)The covenants of each of the Sellers in Section 2(a) above concerning the sale of his or her Shares to the Buyer and the representations and warranties of each of the Sellers in Section 3(a) above concerning the transaction are several obligations. This means that the particular Seller making the representation, warranty, or covenant will be solely responsible to the extent provided in Section 8 above for any Adverse Consequences the Buyer may suffer as a result of any breach thereof.

                (b)The remainder of the representations, warranties, and covenants in this Agreement are joint and several obligations. This means that each Seller and the Companies will be responsible to the extent provided in Section 8 above for the entirety of any Adverse Consequences the Buyer may suffer as a result of any breach thereof.

                10. Separability of Provisions. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable because of the conflict of such provision with any constitution, statute, rule of public policy or for any other reason, such circumstance shall not have the effect of rendering any other provision of this Agreement invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

                11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                The execution of this Agreement may be by actual or facsimile signature.

                12. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

                13. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

                Sellers:
                F.M.T. Mr. Mark A. Dumouchel
                D.A.W. Mr. David Dumouchel
                       c/o Eaton Apothecary
                       264 R. Washington Street
                       Wellesley Hills, MA  02181
                       Facsimile (617) 237-7278

                with a copy to: Gayle Ehrlich, Esq.
                                Sullivan & Worcester, LLP
                                One Post Office Square
                                Boston, MA  02109
                                Facsimile (617) 338-2880

                The Buyer: Mr. Samuel Nyer, President
                           Nyer Medical Group, Inc.
                           1292 Hammond Street
                           Bangor, ME  04401
                           Facsimile (207) 989-1101

                with a copy to: Michael D. Harris, Esq.
                                Cohen, Chernay, Norris,
                                Weinberger & Harris
                                712 U.S. Highway One
                                North Palm Beach, FL  33408
                                Facsimile (407) 845-0108


              or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery, provided such facsimile is concurrently transmitted within an original by Federal Express or similar receipted delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

              14. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, costs and expenses.

              15. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

                16. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

                17. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the State of Massachusetts without regard to choice of law considerations.

                18. Arbitration. Except for any action seeking equitable relief as a result of an alleged violation by a Seller of Section 6(b) hereof, any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Boston, Massachusetts (unless the parties agree in writing to a different location), before three arbitrators in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrators. The decision and award made by the arbitrators shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

                19. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

                20.      Equitable Relief.

                   (a)The Buyer and the Sellers recognize that the Buyer
                who would not purchase the Shares of the Companies for the consideration stated unless the Sellers agree to not compete with the Company as provided in Section 6(b) and the Buyer is relying on such agreement. The Parties further agree that in the event that any Seller competes with the Companies in violation of Section 6(b), it will not be possible to reasonably ascertain the damages to be sustained by the Buyer or the Company. Accordingly, both the Buyer and the Company, severally or jointly, shall be entitled to institute and prosecute proceedings in any court of competent jurisdiction and enjoin any Seller from breaching the provisions of Section 6(b) hereof. In such action, neither the Buyer nor the Companies shall be required to plead or prove irreparable harm or lack of an adequate remedy at law. Nothing contained in this Section 20(a) shall be construed to prevent the Buyer or the Companies from seeking such other remedy in arbitration pursuant to Section 18 in case of any breach of this Agreement by any Seller.

                      (b)Any proceeding or action must be commenced in state
                or federal courts in Boston, Massachusetts. The Sellers irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Sellers irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against any such Seller in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of such Seller therein described, or by appropriate proceedings under any applicable treaty or otherwise.

                IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the date first above written.

                WITNESSES:                BUYER:

                                          NYER MEDICAL GROUP, INC.

                                          By:  /S/ Samuel Nyer
                                             Samuel Nyer

                                          THE SELLERS:

                                              /S/ Mark A. Dumouchel
                                             Mark A. Dumouchel

                                              /S/ David Dumouchel
                                             David Dumouchel

                                              /S/ Lucille Curry
                                             Lucille Curry

                                              /S/ Michael Curry
                                             Michael Curry

                                              /S/ Donato Mazzola
                                             Donato Mazzola

                                              /S/ Wayne Gunter
                                             Wayne Gunter


                                             THE COMPANY:

                                             D.A.W., Inc.


                                             By:   /S/ Mark A. Dumouchel
                                             Mark A. Dumouchel, President


                                             F.M.T. FRANCHISE COMPANY, INC.


                                             By:  /S/ David Dumouchel
                                             David Dumouchel, President







                                  STOCK EXCHANGE AGREEMENT
                                           AND
                                 PLAN OF REORGANIZATION
                                        EXHIBIT A-1
                             OPINION OF THE SELLERS' COUNSEL




                                       EXHIBIT A-1
                                             TO
                               STOCK EXCHANGE AGREEMENT AND
                                   PLAN OF REORGANIZATION



  Opinion of Sellers' Counsel shall be in the form as that attached hereto as Attachment A-1.
                                 ATTACHMENT A-1

                          EXHIBIT A-1 TO STOCK EXCHANGE AGREEMENT
                                         AND
                                PLAN OF REORGANIZATION


         Opinion of Sellers' Counsel should include the following opinions:

(c) Each of D.A.W., F.M.T. and the Subsidiaries is a corporation duly incorporated and organized, validly existing and in good standing under the laws of its state of incorporation, with perpetual corporate existence. Each of the Company, F.M.T. and the Subsidiaries has full corporate power and authority and all licenses, permits, and authorization necessary to carry on the businesses in which each is engaged and to own and use the properties owned and used by each of them. To our knowledge, after due inquiry, neither the Company, F.M.T. nor the Subsidiaries has an equity interest in any other firm, partnership, association, joint venture or other entity. Each of the Company, F.M.T. and the Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of such jurisdiction where the location of such corporation's properties or the character of its operations makes such qualification necessary except where any such failure to be so qualified or in good standing would not have a material adverse effect on such corporation.

(d) The execution, delivery and performance by the Company and F.M.T. of the Agreement and other agreements referred to therein and the consummation by the Company and F.M.T. of the transactions contemplated thereby are within each corporation's corporate powers, has been duly authorized by all necessary corporate action and to our knowledge does not conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, require a consent under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of such corporations pursuant to the terms of any material agreement or instrument to which any of such corporations is a party or to which any of the property or assets of any of such corporations is subject, or violate the certificate of incorporation or by-laws of any such corporation or any license, permit, judgment, decree, order, statute, rule or regulation applicable to any such corporation or of their properties or businesses.

(e) To our knowledge, no material default exists in the due performance or observance of any term, covenant or condition or any material contracts, agreements or instruments to which the Company, F.M.T. or the Subsidiaries is a party or by which the Company, F.M.T. or the Subsidiaries is bound or to which any of its property is subject; such contracts, agreements and instruments are in full force and effect in accordance with their respective terms; and no other party to any contract, agreement or instrument has instituted or, to the best of our knowledge, after due inquiry, threatened any action or proceeding wherein the Company, F.M.T. or any Subsidiary would or might be alleged to be in default thereunder.

(f) Except as may arise under the Blue Sky laws of any state, no authorization, approval, consent, waiver or other action or consideration by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Company, F.M.T. or the Subsidiaries in accordance with the Agreement and agreements referred to therein.

(g) Assuming due authorization and power, where appropriate, and execution and delivery by the Buyer, the Agreement is the legal, valid and binding obligation of the Company and of F.M.T. enforceable against each of them in accordance with their respective terms except as enforceability may be limited by general equitable principles including the right of specific performance and as may be limited under any applicable bankruptcy, insolvency or reorganization or other laws generally affecting the enforcement of creditors' rights from time to time in effect. The Agreement has been duly executed and delivered by the Company and F.M.T.

(h)             The authorized capital stock of each of the Company and F.M.T.
                is as referred to in the financial statements as Schedule 4(f) to the Agreement. As of the date hereof, all of the shares of common stock of the Company, F.M.T. and the Subsidiaries which are issued and outstanding have been duly authorized and are validly issued and fully paid and non-assessable and are held by the parties referred on Schedule 6 to this opinion. To our knowledge, after due inquiry, there are no outstanding options, warrants or other rights requiring any of the Company, F.M.T. or any Subsidiary to issue, and no commitments, plans or arrangements of the Company, F.M.T. or any Subsidiary to issue any shares of capital stock of the Company, F.M.T. or any Subsidiary or any securities convertible into or exchangeable for such capital stock.
                There are no registration rights with respect to any capital stock of the Company, F.M.T. or any Subsidiary.

(i) The common stock of the Company and F.M.T. being sold to the Buyer has been duly authorized and is validly issued, fully paid and non-assessable. No holder of any of the shares of common stock of the Company or F.M.T. will be subject to personal liability by reason of being such a holder of such common stock and none of the shares of common stock are subject to the preemptive rights of any shareholder of such corporations.

(j) After due inquiry, neither the Company, F.M.T. or the Subsidiaries (i) is subject to any outstanding injunction, judgment, order, decree or ruling, or (ii) is a party or is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator except as set forth in Schedule 4(r) to the Agreement. None of the actions, suits, proceedings, hearings, and investigations set forth in Schedule 4(r) to the Agreement could result in any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Company, F.M.T. or the Subsidiaries.

9. In the course of our representation of the Company, F.M.T., the Subsidiaries and the Sellers, nothing has come to our attention to lead us to believe that any of the representations and warranties of the Sellers are not true and correct and/or omit to state any material facts necessary to make the statements made, in light of the circumstances under which they are made, not misleading.



                              STOCK EXCHANGE AGREEMENT
                                       AND
                               PLAN OF REORGANIZATION
                                   EXHIBIT A-2
                           OPINION OF THE BUYERS' COUNSEL

                                  ATTACHMENT A-2

                                     August 5, 1996



D.A.W., Inc.
F.M.T. Franchise Co., Inc.
c/o Eaton Apothecary
264 R. Washington Street
Wellesley Hills, MA  02181

Mr. Mark Dumouchel
1 Green Valley Road
Medway, MA 02053

Mr. Donato Mazzola
17 Gilbert Street
W. Newton, MA  02165

Mr. David Dumouchel
3 Comstock Lane
Topsfield, MA 10983

Mrs. Lucille Curry
32 Ledgeview Drive
Norwood, MA  02062

Mr. Wayne Gunter
1 Sandlewood Lane
Methuen, MA  01844


Lady and Gentlemen:

      This letter is furnished to you pursuant to Section 7(b)(v) of that certain Stock Exchange Agreement and Plan of Reorganization dated August 5, 1996 (the "Agreement"), among Nyer Medical Group, Inc., a Florida corporation (the "Buyer"), Mark A. Dumouchel, David Dumouchel, Lucille Curry, Donato Mazzola and Wayne Gunter (collectively the "Sellers"), D.A.W., Inc., a Massachusetts corporation and F.M.T. Franchise Co., Inc., a Massachusetts corporation (collectively the "Companies"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. We have acted as counsel for the Buyer in connection with the preparation, negotiation, execution and delivery of the Agreement and the Buyer's common stock.

       In connection with this opinion, we have examined originals, or copies certified or otherwise identified to our satisfaction, as being true copies of the following, each dated this date unless otherwise therein indicated of:

                (1)      the following:

                    (a)the Agreement;

                    (b)the other agreements referred to in the Agreement;
                                  and

                    (c)any other documents delivered at the Closing by the
                                 Parties pursuant to the Agreement.

                (2) certificates of the Secretary of the State of Maine and the State of Florida, each dated July 25, 1996, attesting to the continued corporate existence and good standing and qualification to do business, respectively, of the Buyer.

                (3) An Officer's Certificate, from the President of the Buyer as to certain matters; and

                (4)      The corporate minutes of the Buyer.

                In addition, we have examined the originals, or copies certified to our satisfaction, of such other corporate records of the Buyer, certificates of public officials and of officers of the Buyer, and agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. As to questions of fact material to such opinions, we have, when relevant facts were not independently established by us, relied, to the extent we deemed appropriate, upon certificates of the Buyer or its officers.

                We have assumed the genuineness of all signatures and the authenticity of all items submitted to us as originals, the legal capacity of natural persons, and the conformity of originals of all items submitted to us as copies. In making our examination of documents executed by entities other than the Buyer, we have assumed that each such entity has the power, authority and legal right to enter into and perform all of its obligations thereunder and we have assumed the due authorization, execution and delivery of such documents by each such entity.

                We are qualified to practice law in the State of Florida and we do not purport to be experts on any laws other than the laws of the State of Florida and the federal laws of the United States of America.

                Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion:

1. The Buyer is a corporation duly incorporated and organized, validly existing and in good standing under the laws of its state of incorporation, with perpetual corporate existence. The Buyer has full corporate power and authority and all licenses, permits, and authorization necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. To our knowledge, after due inquiry, the Buyer does not have an equity interest in any other firm, partnership, association, joint venture or other entity except as disclosed in its Form 10-QSB for the quarter ended March 31, 1996. The Company is duly qualified to transact business as a foreign corporation and is in good standing under the laws of such jurisdiction where the location of its properties or the character of its operations makes such qualification necessary except where any such failure to be so qualified or in good standing would not have a material adverse effect it.

2. The execution, delivery and performance by the Buyer of the Agreement and other agreements referred to therein and the consummation by the Buyer of the transactions contemplated thereby is within its corporate powers, has been duly authorized by all necessary corporate action and to our knowledge does not conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, require a consent under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of its properties or assets pursuant to the terms of any material agreement or instrument to which it is a party or to which any of its property or assets is subject, or violate its certificate of incorporation or by-laws or any license, permit, judgment, decree, order, statute, rule or regulation applicable to it or of its property or business.

3. Except as may arise under the Blue Sky laws of any state, no authorization, approval, consent, waiver or other action or consideration by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Buyer in accordance with the Agreement and agreements referred to therein.

4. Assuming due authorization and power, where appropriate, and execution and delivery by the other parties, the Agreement is the legal, valid and binding obligation of the Buyer enforceable against it in accordance with its respective terms except as enforceability may be limited by general equitable principles including the right of specific performance and as may be limited under any applicable bankruptcy, insolvency or reorganization or other laws generally affecting the enforcement of creditors' rights from time to time in effect. The Agreement has been duly executed and delivered by the Buyer.

5. The authorized capital stock of the Buyer as of June 25, 1996 is as referred to in Section 3 (b)(ii) of the Agreement.

6. The common stock of the Buyer being sold to the Sellers has been duly authorized and is validly issued, fully paid and non-assessable. No Seller will be subject to personal liability by reason of being a holder of the common stock of the Buyer and none of such shares of common stock are subject to the preemptive rights of any shareholder of the Buyer.

7. After due inquiry, the Buyer is not (i) subject to any outstanding injunction, judgment, order, decree or ruling, or
                (ii) a party or is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator which could result in any material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Buyer.

8. In the course of our representation of the Buyer, nothing has come to our attention to lead us to believe than any of the representations and warranties of the Buyer are not true and correct and or omit to state any material facts necessary to make the statements made, in light of the circumstances under which they are made, not misleading.

9. Based solely upon the investment letters and receipts executed by each of the Sellers, the shares of common stock of the Buyer transferred pursuant to the Agreement are exempt from registration under the Securities Act of 1933 pursuant to
                Section 4(2) and Rule 506 thereunder.

                This opinion letter is being furnished to the Companies and the Sellers for their use and the use of their counsel and may be relied upon only by such parties and their counsel. No other use or distribution of this opinion letter may be made without our prior written consent.





                         STOCK EXCHANGE AGREEMENT
                                 AND
                          PLAN OF REORGANIZATION

                                between

                     Nyer Medical Group, Inc., ( Buyer)

                                  and

         Mark A. Dumouchel, David Dumouchel, Lucille Curry, Michael Curry,
           Donato Mazzola and Wayne Gunter (collectively,  Sellers)

                                   and

       D.A.W., Inc. ( D.A.W.) and F.M.T. Franchise Company, Inc. ( F.M.T.)
           collectively,  Companies)







              SELLERS AND COMPANIES DISCLOSURE SCHEDULES
                                  SCHEDULE 2(a)


D.A.W.
                                     No. of Shares
                    No. of Shares    Transferred         No of Shares
Seller               Held               to Nyer              Retained


Mark Dumouchel         500                 400                 100
David Dumouchel        500                 400                 100
Lucille Curry          500                 400                 100
Wayne Gunter           500                 400                 100
Donato Mazzola         500                 400                 100



F.M.T. Class A Shares
                                       No. of Shares
                       No. of Shares    Transferred     No of Shares
Seller                 Held               to Nyer         Retained


Mark Dumouchel          500                 400             100
David Dumouchel         500                 400             100
Michael Curry           500                 400             100
Wayne Gunter            500                 400             100
Donato Mazzola          500                 400             100


F.M.T. Class B Shares
                                                No. of Shares
               No. of Shares Transferred         Transferred
Seller                  Held                        to Nyer


F.M.T.                     1,000                    1,000



                  STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION



                                SCHEDULE 2(b)




2(b)(i)(A) -Allocation of 19,500 shares of Common Stock of the Buyer in exchange of 80% of the shares of D.A.W.


                                              Amount to Receive
               Seller                           in Transfer

               Mark Dumouchel                         3,900
               David Dumouchel                        3,900
               Lucille Curry                          3,900
               Wayne Gunter                           3,900
               Donato Mazzola                         3,900




2(b)(i)(B) -Allocation of 500 shares of Common Stock of the Buyer in exchange of 80% of the shares of F.M.T.



                                             Amount to Receive
                             Seller          in Transfer

                          Mark Dumouchel          100
                          David Dumouchel         100
                          Michael Curry           100
                          Wayne Gunter            100
                          Donato Mazzola          100




2(b)(ii) -$200,000 to D.A.W. at Closing; and


2(b)(iii) -$800,000 to F.M.T. at the Closing in exchange of 80% of the Class
           B Shares of F.M.T.

Schedule 4(a)                Directors and Officers of each of the Companies

                  D.A.W.
                  Mark Dumouchel     President, Treasurer and Director
                  David Dumouchel    V.P. and Director
                  Wayne Gunter       V.P. and Director
                  Donato Mazzola     V.P. and Director
                  Michael Curry      Secretary and Director

                  F.M.T.

                  David Dumouchel    President and Director
                  Mark Dumouchel     V.P., Treasurer and Director
                  Michael Curry      V.P. and Director
                  Wayne Gunter       V.P. and Director
                  Donato Mazzola     V/P. and Director

Schedule 4(b)                Capitalization

               Ownership of shares of common stock of D.A.W. and F.M.T.

                  D.A.W.
                  Mark Dumouchel      500 shares
                  David Dumouchel     500 shares
                  Lucille Curry       500 shares
                  Wayne Gunter        500 shares
                  Donato Mazzola      500 shares

                  F.M.T.
                  Mark Dumouchel      500 shares of Class A
                  David Dumouchel     500 shares of Class A
                  Michael Curry       500 shares of Class A
                  Wayne Gunter        500 shares of Class A
                  Donato Mazzola      500 shares of Class A

               Ownership of Shares after the Closing Date

                  D.A.W.
                  Mark Dumouchel      100 shares
                  David Dumouchel     100 shares
                  Lucille Curry       100 shares
                  Wayne Gunter        100 shares
                  Donato Mazzola      100 shares
                  Buyer             2,000 shares

                  F.M.T.
                  Class A
                  Mark Dumouchel      100 shares
                  David Dumouchel     100 shares
                  Michael Curry       100 shares
                  Wayne Gunter        100 shares
                  Donato Mazzola      100 shares
                  Buyer             2,000 shares

                  Class B
                  Buyer               800 shares
                  Sellers             200 shares

Schedule 4(c)                         Non-Contravention

       The execution and delivery of the Agreement or the consummation of the transaction will violate the following statutes, rules, orders, etc. :

                              None

       The execution and delivery of the Agreement or the consummation of the transaction will conflict with, result in a breach of, constitute a default under, result in acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under the following agreements, contracts, leases, licenses or other agreements :

       See assignability provisions of items I.1, 4, 15, 16, and 20 and III.3 and cross default provisions of I.15-22 and III.3 on List of Documents Provided to Buyer attached hereto as part of Schedule 4(n).

Schedule 4(e)                         Title to Assets

       The Companies have good and marketable title or a valid leasehold interest in all properties and assets, except their assets are subject to the following security agreements:

       1) Security agreement with James W. Daly executed in connection with note described in notes to financial statements. (all assets)

       2) Security agreements with McKesson Drug Company, Inc. executed in connection with notes described in notes to financial statements. (all assets)

       3) Security agreement with Donald Blogett executed in connection with notes described in notes to financial statements. (inventory and proceeds of two Marblehead stores and Salem store pari passu with Eileen Dumouchel)

       4) Security agreement with Eileen Dumouchel executed in connection with note described in notes to financial statements. (inventory and proceeds of two Marblehead stores and Salem store pari passu with Donald Blodgett)

       5) Security agreement with Woodman Drug Co., Inc. executed in connection with note described in notes to financial statements. (inventory and proceeds of Danvers store pari passu with Merchant Apothecary, inc.)

       6) Security agreement with Merchant Apothecary, Inc. executed in connection with note described in notes to financial statements. (inventory and proceeds of Danvers store pari passu with Woodman Drug Co., Inc.)

       7) Security agreement with Three S Pharmacy, Inc. executed in connection with note described in notes to financial statements. (inventory and proceeds of Westwood store.)

Schedule 4(f)                Financial Statements

                Financial Statements of the Companies

                              Attached

Schedule 4(g) Material adverse changes with respect to the Companies since
              March 31, 1996:

          (i) Sale, lease, transfer or assignment of any assets other than in ordinary course of business

                    None

          (ii) Agreement, contract, lease or license involving more than $5,000 or outside ordinary course of business

            a) Lease between Crosby Realty Trust, as Landlord, and D.A.W., as Tenant, for the relocation of the Atlantic Avenue, Marblehead store to 122 Washington Street, Marblehead.

            b)       See (iv) below.

           (iii) Imposition of any Security Interest on any assets

                    None

            (iv) Capital expenditures involving more than $5,000 or outside ordinary course of business

                Agreement with Design Advantage for improvement and expansion of Dorchester store, total value of contract approximately $50,000.

            (v) Capital investment, loan to or acquisition of securities or assets of any other Person involving more than $5,000 or outside ordinary course of business

                    None

             (vi) Issuance of any note, bond or other debt security or creation of any guarantee involving more than $5,000 in the aggregate

                    None

             (vii) Delay or postponement of payment of accounts payable or other liabilities outside ordinary course of business

                    None

             (viii) Cancellation, compromise, waiver or release of any rights or claims involving more than $5,000 or outside ordinary course of business

                     None

             (ix) Changes in the charter or by-laws of the Companies or their
                  Subsidiaries

                     None

              (x) Issuance, sale or disposition of any of its capital stock, or grant of options, warrants or other rights to purchase its capital stock

                     None

              (xi) Declaration or payment of any dividends or any distribution with respect to its capital stock or redemption, purchase or other acquisition of its capital stock

                     None

              (xii) Any damage, destruction or loss to its property

                    One delivery vehicle stolen on July 5, 1996, subsequently recovered by police.

              (xiii) Any transactions with its directors, officers or employees outside the ordinary course of business

                      None

                      Any transactions with directors, officers or shareholders in the ordinary course of business

                      None

                      Any transactions with employees in excess of $1,000.

                      None

                (xiv) Creation or modification employment contracts or
                      collective bargaining agreement

                      None

                (xv) Increase in compensation of any directors, officers or employees outside ordinary course of business or payment of any bonus

                      None

                (xvi) Adoption, amendment or termination of any profit-sharing plan or similar commitment

                      None

                (xvii) Changes in employment terms for any directors, officers or employees outside ordinary course of business

                      None

                (xviii) Pledge of any charitable or other capital contribution outside ordinary course of business

                      None

                (xix) Involvement in any other material event or transaction outside the ordinary course of business

                      None

                (xx) Closing of any store owned or operated by the Companies

                      None

                (xxi) Receipt of any deposits or prepayments for goods or
                      services outside ordinary course of business

                       None

Schedule 4(h)
                Liabilities that have arisen since March 31, 1996.

                There may exist potential liability as the result of Pharmacy Performance Review or Audit conducted on behalf of a third party payor of prescription benefits either under a group insurance policy or Massachusetts Medicaid agency, the nature of which may be that current and future payments may be denied to offset or recover past payments received by D.A.W.

Schedule 4(j)
                Tax Matters

                All federal, state and local Tax Returns filed by any of the Companies for taxable periods ended on or after June
                30, 1992, indicating which have been or currently are a subject of an audit

                Attached

                All Tax Returns that the Companies have failed to file

                There are presently taxes due to both the Internal Revenue Service and the Massachusetts Department of Revenue as detailed in the notes to the financial statements. The respective amortization schedules for these taxes have been provided separately.

                All Taxes that have not been properly withheld and paid by the
                Companies:

                None

Schedule 4(k)
                Real Property

                Brief description of all leases and subleases of all real property
                  1) Lease dated December 22, 1988 between Prime Realty Trust II, as Landlord, and Dumouchel Apothecary of Waltham, Inc. ( D.A.W.) d/b/a Eaton Apothecary, as Tenant, for property located at 47 Elm Street, Danvers, MA 01923.

                  2) Lease dated April 1, 1995 between Goode Management Inc., as Landlord, and D.A.W., for property located at 683 High Street, Westwood, MA 02090.

                  3) Lease dated March 5, 1991 between Crosby Realty Trust, as Landlord, and Mark Dumouchel, as Tenant, for property located at 111 Canal Street, Salem, MA 01970. Lease was assigned to D.A.W. on June 20, 1996.

                  4) Lease between Crosby Realty Trust, as Landlord and D.A.W., Inc., as Tenant, for property located at 122 Washington Street, Marblehead, MA 01945.

                  5) Lease dated January 31, 1991 between 31-35 Atlantic Avenue Corporation, as successor-in-interest to Agnes L. McNulty, as Landlord, and D.A.W., as Tenant, for property located at 31 Atlantic Avenue, Marblehead, MA 01945. Tenant is planning to sublease this location.

                  6) Lease dated March 23, 1995 between Edwaar Realty Trust, as Landlord and D.A.W., as Tenant, for property located at 241 Humphrey Street, Marblehead, MA 01945.

                  7) Lease dated February 25, 1991, between Abbott Estates, as Landlord and Dumouchel Apothecary, Inc., as Tenant, for property located at 264 & 266 Washington Street, Wellesley, MA 02181.

                  8)  Lease dated December 1993 between Newton Lodge of the
                      Elks #1327 BPOE, as Landlord and Michael Curry d/b/a Eaton Apothecary, as Tenant, for property located at 425 Centre Street, Newton, MA 02158.

                  9) Lease dated August 13, 1995 between Angus Realty Corporation, as Landlord and D.A.W. d/b/a Eaton Apothecary, as Tenant, for property located at 1077 Osgood Street, North Andover, MA 01845.

                  10) Companies to enter into a lease for property at 533
                      Columbia Road, Dorchester, MA. Property is currently owned by Eileen Dumouchel. Property is approximately 2,250 square feet and rent shall be $3,000 per month.

       Leases or subleases that will not continue to be valid and enforceable following the consummation of the Transaction:

                       None.

Schedule 4(m)
               Inventory of the Companies that is not merchantable, unfit for the purpose for which it was procured and/or manufactured or obsolete, damaged or defective:

               Some expired inventory accumulates in the regular course of business. This inventory is returned to either the wholesaler or the manufacturer for full or partial credit, depending on the manufacturer's policy. The effect of this is recorded as part of cost of goods sold.

Schedule 4(n)
              Contracts

              List of the following types of agreements to which either of the Companies is a party:

              (i) Lease of personal property in excess of $5,000 per year

                a)       Equipment leases for copiers with Northern Business
                                               Machines.
                b)       Equipment lease for copiers with Duplitron.

                c)       Equipment lease for QS1 Pharmacy Computer System with
                                               Business Credit Leasing.

              (ii) Agreement for purchase or sale of inventory or goods sold in ordinary course of business, performance of which will extend for longer than 1 year, result in a loss to the Companies or involve consideration in excess of $5,000

              Sales Agreement with James Daly, Inc., dated June 1994, to purchase primary requirements of inventory at all stores except Newton and Westwood.

              Security agreements with McKesson Drug, Inc. include provisions to purchase primary requirement of inventory at Newton and Westwood stores.

              Oral agreement with American Greeting, Inc. ( AGI), whereby AGI shall be the principal vendor of greeting cards at Westwood and Danvers stores from August 1995 to August 2000.

              Exclusive purchase and supply agreement with The Hudson Group, whereby Eaton Apothecary agrees to purchase all of its books and periodicals from Hudson for a period of 3 years.

        (iii) Partnership or joint venture agreements
              None

        (iv) Agreement of guaranty in excess of $5,000 or under which a Security Interest is imposed on any of the Companies assets

             1) Security agreement between D.A.W. and James W. Daly, dated
                June 1994, executed in connection with promissory notes described in notes to financial statements. (all assets)

             2) Security agreements between D.A.W. and McKesson, dated
                July 5, 1994, executed in connection with promissory notes described in notes to financial statements. (all assets)

             3) Security agreement, between D.A.W. and Donald Blodgett
                dated June 1994, executed in connection with notes described in notes to financial statements. (inventory and proceeds of two Marblehead stores and Salem store pari passu with Eileen Dumouchel)

             4) Security agreement between D.A.W. and Eileen Dumouchel, dated June 1994, executed in connection with a promissory note of even date described in notes to financial statements. (inventory and proceeds of two Marblehead stores and Salem store pari passu with Donald Blodgett)

              5) Security agreement between Woodman Drug Co., Inc. and
                 D.A.W., dated January 8, 1995, executed in connection with a promissory note of even date described in notes to financial statements. (inventory and proceeds of Danvers store pari passu with Merchant Apothecary, Inc.)

              6) Security Agreement between Merchant Apothecary, Inc. and
                 Dumouchel Apothecary, dated November 1, 1994, executed in connection with a promissory note of even date described in notes to financial statements. (inventory and proceeds of Danvers store pari passu with Woodman Drug Co., Inc.)

              7) Security Agreement between Three S Pharmacy, Inc. and
                 D.A.W., dated August 14, 1995, executed in connection with note described in notes to financial statements. (inventory and proceeds of Westwood store.)

     (v) Confidentiality or non-competition agreements

              1) Non-competition provision contained in a purchase agreement between Merchant Apothecary, Inc., its shareholders and D.A.W., dated November 1, 1994, whereby Merchant and its shareholders agreed not to participate in any retail pharmacy or health and beauty aids business within 5 mile radius of 36 Maple Avenue, Danvers, for a period of 3 years.

              2) Non-competition provision contained in a purchase agreement between Woodman Drug Co., Inc., its shareholders and D.A.W., dated January 8, 1995, whereby Woodman and its shareholders agreed not to participate in any retail pharmacy or health and beauty aids business within 5 mile radius of 1 Elm Street, Danvers for a period of 3 years.

              3) Non-competition provision in an agreement between Three S
                 Pharmacy, Inc. and D.A.W., dated August 1, 1995, whereby Three S agreed not to compete in the operation of retail drug store in Westwood for a period of 5 years.

              4) Non-competition provision in a purchase agreement with
                 Jenrick Corp. not to open a drug store within 5 miles of 57 Dodge Street, Beverly, MA until July 1, 1997.

              5) Non-competition provision contained in an agreement with Rite
                 Aid of Massachusetts, Inc. , dated October 14, 1994, whereby D.A.W. agreed not to participate in any retail pharmacy or health and beauty aids business within 3 miles of 222 Main Street, Townsend, MA for a period of 5 years.

              6) Non-competition covenants contained in equipment leases with
                 Northern Business Machines, Inc., whereby Eaton Apothecary shall not engage in the business of photocopying or provide photocopy services to the public within a 25-mile radius.

                 (vi) Agreements with any Sellers or their Affiliates

                      None

                 (vii) Profit sharing, stock option or similar plan or agreement

                      None

                 (viii) Collective bargaining agreement

                      None

                 (ix) Employment agreement for compensation in excess of
                      $30,000per year or providing severance benefits

                      None

                 (x) Agreements under which Companies loaned or advanced any money to any director, officer or employee outside ordinary course of business

                      None

                 (xi) Any agreement the termination or default of which could have a material adverse effect on the Companies

                      None

                 (xii) Any other agreement involving consideration in excess of
                      $5,000

                       Consulting contract with Paul Dumouchel to provide health insurance coverage for life as well as four season tickets to New England Patriots games, at no expense to Paul Dumouchel.

                       Oral agreement with Eileen Dumouchel obligating D.A.W. to include her in any group insurance coverage, at no expense to Eileen Dumouchel.

                       Numerous agreements exist between D.A.W. and various third party payors (copies not provided).

                       Any of the above agreements that will not continue to be valid and enforceable following the consummation of the
                       Transaction:

                          See Schedule 4(c)

Schedule 4(q)
               List of all insurance policies to which the Companies are a party, a named insured or otherwise a beneficiary

                  A. General Liability policy

                   (i) name, address, telephone number of agent

                       Gary Nagle
                       Fred O. Johnson Co., 555 Washington Street, Wellesley, MA
                       (617) 235-0502

                   (ii) name of insurer, policyholder and each covered insured

                        Insurer:  Continental Insurance Company
                        Insured: Dumouchel Apothecary of Waltham, Inc. Strand Pharmacy, Inc.
                                  Eaton Apothecary, Inc.

                   (iii) policy number and period of coverage

                         Policy #:11BC08071397-96
                         Coverage period:7/28/95-7/28/96 (Currently being renewed)

                   (iv)  scope and amount of coverage

                         Liability coverage:  Occurrence Basis
                         $1,000,000 occurrence basis
                         $1,000,000 premises
                         $1,000,000 products & completed operations
                         $1,000,000 total aggregate limit
                         $   50,000 fire legal liability
                         $    5,000 medical payments
                         $5,000,000 umbrella policy
                          No deductibles on liability claims

                   (v) any retroactive premium adjustments or other loss-sharing arrangements
                       None

                   B. Workers-Compensation policy

                         (i) name, address, telephone number of agent

                             First Cardinal Corporation
                             1A Pine West Plaza
                             Albany, NY 12205
                             1-800-438-0160

                         (ii) name of insurer, policyholder and each covered
                             insured

                             Insurer:  Massachusetts Retail Merchants
                                       Workers-Compensation Trust

                             Insured:  Dumouchel Apothecary of Waltham, Inc.

                         (iii) policy number and period of coverage

                               Policy #:624-03
                               Coverage period:1/1/96-1/1/97

                         (iv) scope and amount of coverage

                               Workers-Compensation:
                               In accordance with Massachusetts law

                               Employers-Liability:
                               Bodily injury by accident - $100,000 / accident Bodily injury by disease - $100,000/employee
                                                           $500,000 policy limit

                          (v) any retroactive premium adjustments or other
                             loss-sharing arrangements

                              None

                              Companies are in breach or default of the following policies:

                              None.

                              Policies which have been repudiated (in whole or part) by any party thereto:

                              None

Schedule  4(r)               Litigation

                             Injunctions, judgments, decrees or rulings against Companies

                             None

                             Pending or threatened litigation against the
                             Companies:

                             a) C.A. No. 95-00136, Suffolk Superior Court; Companies are represented by Latronico & Whitestone. Copies of complaint, answer and amended complaint are attached hereto.

                             b) Potential litigation between Eaton Apothecary and Northern Business Machines. See correspondence attached.

                             Any of the foregoing that could have a material adverse effect on the Companies:

                               a) Potential loss would be covered by an
                            insurance policy.

Schedule 4(z)     Related party transactions

       Direct or indirect ownership by Sellers or their Affiliates of any assets used in the business by the Companies or direct or indirect engagement by Sellers or their Affiliates in any transaction with the Companies

                   Mark Dumouchel owns a vehicle used by the Dorchester store as a delivery vehicle. Ownership will be transferred to D.A.W.

Schedule 5(b)     Third party consents to the Transaction requested by Buyer

                     Consents of Landlord

                  1.  Angus Realty Corp. -
                      1077 Osgood Street, Andover, MA

                  2. J. Arthur Booras, Jr. and Frances J. Booras, Trustees - 47 Elm Street, Danvers, MA

                  3.  Goode Management, Inc. -
                      683 High Street, Westwood, MA

                  4.  Crosby Realty Trust -
                      111 Canal Street, Salem, MA
                      122 Washington Street, Marblehead, MA

                  5.  Newton Lodge of Elks, #1327 BPOE -
                      425 Center Street, Newton, MA

                  6.  31-35 Atlantic Avenue Corporation -
                      31 Atlantic Avenue, Marblehead, MA

                  7.  Edwaar Realty Trust -
                      241 Humphrey Street, Marblehead, MA

                  8.  Abbott Estates -
                      264 & 266 Washington Street, Wellesley, MA

                      Consent of Insurer

                  1. Consent by Gary Nagle, as representative of Continental Insurance Company.

                            EXHIBITS TO THE AGREEMENT

        Exhibit A -- Matters to be Addressed by Opinion of Seller's Counsel Exhibit B -- Matters to be Addressed by Opinion of Buyer's Counsel Exhibit B-1 -- Form of Service Agreement
        Exhibit C -- Form of Employment Agreements
        Exhibit D -- Form of Shareholders' Agreement



                        STOCK EXCHANGE AGREEMENT
                                 AND
                         PLAN OF REORGANIZATION

             EXHIBIT B
                            SERVICE AGREEMENT

                            SERVICE AGREEMENT

                THIS AGREEMENT entered into as of this 5th day of August, 1996, by and between NYER MEDICAL GROUP, INC. (the "Company") and
D.A.W., INC. (the "Operating Company").

                WHEREAS, the Company is a publicly-held corporation responsible for complying with the reporting provisions of the Securities Exchange Act of 1934 (the "Exchange Act"); and

                WHEREAS, the Operating Company is engaged in the business of owning and operating retail pharmacies in Massachusetts (the
"Business"); and

                WHEREAS, the Operating Company would like to contract for the benefit of the experience, assistance, and services of the Company under the terms and conditions hereinafter set forth, and the Company is willing and desirous of providing such benefits and services to the Operating Company.

                NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties hereto, it is agreed as follows:

                1. Duties. The Operating Company hereby contracts with the Company for the Company to assist in the management, supervision and operation of the Business as may from time to time be requested by the Operating Company by rendering to the Business the services herein contemplated. The Company shall make available to the Operating Company, upon request by the Operating Company, the following services:

                  (a)The Company shall provide such assistance to the
                Operating Company's bookkeeping and record-keeping as may be reasonably necessary for the Company to comply with its responsibilities under the Exchange Act.

                  (b)Based upon raw data supplied by the Operating
                Company, the Company shall supply monthly, quarterly and annual financial statements and reports.

                  (c)The Company shall supply such financial systems and
                internal controls reasonably necessary for the Operating Company to implement and which are reasonably necessary for the Company to comply with the requirements of the Exchange Act.

                  (d)The Company shall provide or make available to the
                Operating Company all necessary professional services relating to the Company's obligations under the Exchange Act. The Company is authorized to employ and contract with any and all professionals reasonably necessary for the performance of its obligations hereunder.

                2. Term. The term of this Agreement shall commence on the date of its execution and shall expire at such time as the Company shall no longer own a majority of the capital stock of the Operating Company.

                3. Authority of the Company. The Company shall have full power and authority to take all actions and do all things necessary or reason-ably proper to provide the services specified in Section 1 above. General overall policies, however, shall be established and controlled by the board of directors of the Operating Company. Specifically, the day to day management of the Operating Company shall be directed by its Management team comprised of Mark Dumouchel, David Dumouchel, Michael Curry, Donato Mazzola and Wayne Gunter.

                4. Payments by the Operating Company. For the services outlined in this Agreement, the Operating Company shall pay to the Company a fee equal to one-third of one percent of the Operating Company' net sales for the prior fiscal quarter which sum shall be payable 15 days following the conclusion of each fiscal quarter. If the net sales for any applicable fiscal quarter are later adjusted, an appropriate payment or credit shall be made forth with. Additionally, the Operating Company shall promptly reimburse the Company for the additional legal, auditing and accounting fees attributable to the Operating Company. In addition, the Operating Company shall reimburse the Company for any other out-of-pocket expenses reasonably incurred by the Company in performing its duties pursuant to this Agreement.

                5. Operating Policies. The Company recognizes and agrees that the broad general operating policies of the Operating Company and the Business must necessarily be determined exclusively by the board of directors of the Operating Company notwithstanding any contrary provision which may appear herein. The Company shall faithfully and efficiently implement and carry out those policies under direction and at the request of the Chief Executive Officer of the Operating Company.

                6. Employees of the Company. The persons providing services to the Operating Company on behalf of the Company pursuant to this Agreement are employees of the Company and not of the Operating Company. These employees are under the complete control, supervision and direction of the Company.

                7. Separability of Provisions. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable because of the conflict of such provision with any constitution, statute, rule of public policy or for any other reason, such circumstance shall not have the effect of rendering any other provision of this Agreement invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

                8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

                9. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

                10. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

       OPERATING COMPANY:           D.A.W., Inc.
                                    264 R. Washington Street
                                    Wellesley Hills, MA  02181
                                    Facsimile (617) 237-7278

                with a copy to:     Gayle Ehrlich, Esq.
                                    Sullivan & Worcester, LLP
                                    One Post Office Square
                                    Boston, MA  02109
                                    Facsimile (617) 338-2880

                COMPANY             Mr. Samuel Nyer, President
                                    Nyer Medical Group, Inc.
                                    1292 Hammond Street
                                    Bangor, ME  04401
                                    Facsimile (207) 989-1101

                with a copy to:     Michael D. Harris, Esq.
                                    Cohen, Chernay, Norris,
                                    Weinberger & Harris
                                    712 U.S. Highway One
                                    North Palm Beach, FL  33408
                                    Facsimile (407) 845-0108


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery, provided such facsimile is concurrently transmitted with an original by Federal Express or similar receipted delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

                11. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, costs and expenses.

                12. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law considerations.

                13. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

                14. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

                15. Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Boston, Massachusetts (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.


                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESSES:         OPERATING COMPANY:

                         D.A.W., INC.


                                   By:    /s/
                                          Mark A. Dumouchel, President



                    COMPANY:

                         NYER MEDICAL GROUP, INC.


                                    By:   /s/
                                          Samuel Nyer, President





                            STOCK EXCHANGE AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                    EXHIBIT C
                               EMPLOYMENT AGREEMENT

                                  EMPLOYMENT AGREEMENT



                THIS AGREEMENT, made and entered into as of the 5th day of August 1996, among D.A.W., Inc. ("D.A.W."), a Massachusetts corporation, F.M.T. Franchise Company, Inc. ("F.M.T."), a
Massachusetts corporation (D.A.W. together with F.M.T. and any subsidiaries now existing or hereafter incorporated, collectively the "Companies"), Nyer Medical Group, Inc. ("Nyer") and
                      (the "Employee").

                WHEREAS, the Companies are presently primarily engaged in the operation of pharmacies in Massachusetts;

                WHEREAS, F.M.T. was formed for the purpose of developing franchise arrangements of the Eaton Apothecary business; and

                WHEREAS, the Companies are desirous of employing the Employee to render certain services in connection with the business of the Companies and the Employee is desirous of entering into such employment.

                NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein, the parties hereto agree as follows:

                1. Undertakings of Nyer. Nyer has contemporaneously herewith paid to the Employee $65,000 in consideration of the Employee's undertakings pursuant to Section 7(a) hereof and in further consideration of the undertakings of other employees constituting the Management Team (defined below) who will provide similar efforts to those set forth in Section 4(b) hereof, has delivered to Sullivan & Worcester, LLP ("Sullivan & Worcester") 20% of the outstanding shares of Class B Common Stock of F.M.T. (the
"Class B Shares"). Nyer shall have neither any obligations nor any rights in regard to any provisions of this Agreement except for the undertakings set forth in this Section 1.

                2.       Term of Employment.

                   (a)Term.  The Companies hereby employ
                the Employee, and the Employee hereby accepts employment with the Companies, for a period commencing on the date first written above and ending five years thereafter. However, this Agreement shall be renewable on the same terms (except for this provision) for an additional five-year term at the sole option of the Employee by the giving of notice to the Companies not less than 30 days prior to the expiration of the initial term.

                    (b)Operational Control.  The day-to-day operations of
                the Companies shall be managed and directed by those persons listed on Schedule 2(b), which Schedule includes the Employee (such persons collectively, the "Management Team").

                3.       Duties.

                    (a)General Duties.  The Employee shall serve as
                ____________________ of the Companies with duties, authority and responsibilities that are consistent with the Employee's duties, authority and responsibilities as of the date of this Agreement. The Employee shall also perform substantially similar services of the Companies as may be necessary upon the request of Companies' president or its board of directors.
                The Employee shall use his best efforts to perform his duties, exercise his authority and discharge his responsibilities pursuant to this Agreement competently, carefully and faithfully. In determining whether or not the Employee has used his best efforts hereunder, the Employee's and the Companies' delegation of authority and all surrounding circumstances shall be taken into account.

                    (b)Devotion of Time.  Subject to the last sentence of
                this Section 3(b) the Employee shall devote all of his time, attention and energies during normal business hours (exclusive of periods of sickness and disability and of such normal holiday and vacation periods as have been established by the Companies) to the affairs of the Companies The Employee shall not enter the employ of or serve as a consultant to, or in any way perform any services with or without compensation to, any other persons, business or organization without the prior consent of the board of directors of the Companies; provided, that the Employee shall be permitted to devote a limited amount of his time, without compensation, to professional, charitable or similar organizations and to oversee personal investments.

                      (c)Adherence to Inside Information Policies.  The
                Employee acknowledges that Nyer, the principal shareholder of the Companies, is publicly-held and, as a result, has implemented inside information policies designed to preclude its employees and those of its subsidiaries from violating the federal securities laws by trading on material, non-public information or passing such information on to others in breach of any duty owed to Nyer or its subsidiaries including the Companies. The Employee shall promptly execute any agreement generally distributed by Nyer to its employees requiring such employees to abide by its inside information policies.


                          4.       Compensation.

                        (a)Salary. D.A.W. agrees to pay the Employee a salary of $65,000 per year, payable in accordance with D.A.W.'s customary payroll practices. The salary shall be adjusted on each July 1st starting July 1, 1998 based upon the increase in the Consumer Price Index (the "Index") (all urban consumers) published by the Bureau of Labor Statistics, Atlanta, Georgia. For purposes of adjusting the annual salary, the salary for the immediately completed 12-month period shall be multiplied by a fraction consisting of the U.S. City Average for all items (1982-84 = 100) for the last day of June prior to making the adjustment, divided by the U.S. City Average for all items (1982-84 = 100) for June of the prior 12-month period. By way of example, effective on July 1, 1998, the Executive's new salary shall be $65,000 times a fraction in which the numerator is the Index for June 1998 and the denominator is June 1997.
                In the event that the methodology in computing the Index is changed or the Bureau of Labor Statistics ceases publishing the Index, then the intent of the parties to this Agreement is that a comparable widely recognized price index be utilized to determine the annual increase in cost of living.

                    (b)In consideration of the Employee's diligent efforts
                on behalf of F.M.T. in pursuing the development, growth and general business of F.M.T., the Employee shall, with each of the other members of the Management Team, on each of the first through fifth anniversary of this Agreement, providing the Employee is then in the employment of D.A.W., receive an aggregate amount of Class B equal to at 4% of the Class B Shares outstanding. In order to assure the prompt distribution to the Employee of the Class B Shares, Nyer has caused a certificate representing 20% of the outstanding Class B Shares to be deposited with the Companies' counsel, Sullivan & Worcester, together with an Escrow Agreement and Instructions authorizing Sullivan & Worcester to distribute 20% of the Class B Shares represented by the deposited certificate on each of the first through fifth anniversaries of this Agreement to Employee, or if Employee is no longer in the employment of D.A.W., to such members of the Management Team who are so employed.

                    (c)Bonus.  During the term of this Agreement, as
                further consideration for the services to be rendered pursuant to its Agreement, D.A.W. shall pay the Employee an annual bonus equal to his pro-rata share of 10% of the Companies' annual pre-tax net operating income in excess of $450,000 (the "Bonus Pool") distributed among members of the Management Team employed by D.A.W. during any portion of an applicable 12-month period pro-rated for less than full 12-month periods. If one or more of the other members of the Management Team is no longer employed by D.A.W. and D.A.W. employs any new employees who receive a portion of the Bonus Pool, the Employee's pro-rata portion shall be reduced provided, however, that in no event shall the Employee's bonus be less than 2% of the Companies' aggregate annual pretax net operating income in excess of $450,000. Such bonus shall be paid within 10 days of receipt of the Companies' annual audited financial statements, or if none are prepared, within 10 days of receipt by Nyer of its annual consolidated audited financial statements. In this latter event, the Companies' annual financial statements shall be reviewed and derived from the audited consolidated financial statements of Nyer before inter-company adjustments.

                5.       Other Benefits.  At all times during the term of this
                Agreement:

                    (a)Health and Dental Medical Coverage.  The Employee
                shall be entitled to receive, at D.A.W.'s sole expense, medical and dental insurance coverage consistent with D.A.W.'s policy and plans as in existence on December 15, 1995. However, should D.A.W. in the future find it necessary or advisable to change its medical and dental plans it shall have the ability to do so providing such change affects all employees of D.A.W. and not just the Employee.

                     (b)Life Insurance Coverage.  D.A.W. shall, at its sole
                expense, maintain term life insurance policies on the life of the Employee in the aggregate amount of $800,000, including, a separate single policy in the amount of $300,000, which policy the Employee's designee shall be the owner and beneficiary.

                     (c)Automobile Insurance and Non-Accountable Allowance.
                D.A.W. shall provide to the Employee, at D.A.W.'s sole expense, full insurance coverage on the Employee's personal vehicle consistent with the coverage in effect on the Employee's vehicle as of the date hereof. In addition, D.A.W. shall pay to the Employee a non-accountable allowance of $300 per month as reimbursement for the use of his personal vehicle for any business purposes which may be required of him during his employment with D.A.W.

                     (d)Vacation.  During each 12-month period of this
                Agreement, the Employee shall be entitled to two weeks paid vacation including those vacations set forth on Schedule 5(d) hereof.

                     (e)Other Benefits.  D.A.W. shall provide such other
                additional vacation and sick leave, as is provided by Nyer to its management personnel. Such additional benefits currently comprise those benefits set forth on Schedule 5(e) hereof.

                6.       Termination.

                      (a)Termination for Cause.  the Companies may terminate
                the Employee's employment pursuant to the terms of this Agreement at any time for cause by giving written notice of termination. Such termination will become effective upon the giving of such notice. Upon any termination for cause, the Employee shall have no right to compensation, or reimbursement under Section 4 or to participate in any employee benefit programs under Section 5 for any period subsequent to the effective date of termination. For purposes of this Section 6(a), "cause" shall mean: (i) the Employee is convicted of a misdemeanor involving moral turpitude or a felony; (ii) the Employee, in carrying out his duties hereunder, has acted with ordinary negligence, gross negligence or intentional misconduct resulting, in any case, in material harm to the Companies, except for a dispensing error; (iii) the Employee misappropriates Companies' funds or otherwise defrauds the Companies; (iv) the Employee breaches his fiduciary duty to the Companies resulting in profit to him, directly or indirectly; (v) the Employee materially breaches any agreement with the Companies; (vi) the Employee breaches any provision of Section 7 or Section 8; (vii) the Employee fails to competently perform his duties under Section 3, except for a dispensing error; (viii) the Employee suffers from alcoholism or drug addiction or otherwise repeatedly uses prescription or illegal drugs in any form except strictly in accordance with the orders of a physician or dentist; or (ix) the Employee fails to comply with Section 3(c) or otherwise breaches any written agreement to comply with Nyer's inside information policies. In the case of the occurrence of item (vii), the Employee shall be entitled to 60 days' notice and an opportunity to cure the cause.

                   (b)Death or Disability.  Except for the conditions and
                obligations contained in this Section 6(b), this Agreement and the obligations of the Companies hereunder will terminate upon the death or disability of the Employee. For purposes of this
                Section 6(b), disability shall mean four consecutive months in any 12-month period the Employee is incapable of substantially fulfilling the duties set forth in Section 3 because of physical, mental or emotional incapacity resulting from injury, sickness or disease. However, the references in
                Section 6(a)(viii) above shall not be deemed a "disability" as defined in this Section 6(b).

                    Upon termination by death or disability, D.A.W. will pay
                the Employee or his legal representative, as the case may be his annual salary at such time pursuant to Section 4(a) and
                (b) through the date of such termination of employment. Such sum shall be paid upon the same terms and conditions as if this Agreement were in full force and effect.

                   (c)Continuing Effect.  Notwithstanding any termination
                of the Employee's employment at the end of the Term or otherwise, as provided in this Section 6 or otherwise, the provisions of Sections 7, 8 and 9 of this Agreement shall remain in full force and effect, except as specifically provided in Section 7(d) hereof.


                7.       Non-Competition Agreement.

                   (a)Competition With The Companies.  In consideration of
                the receipt of $65,000 from Nyer, during the first five-year term of this Agreement until termination of his employment and for a period of 12 months commencing on the date of termination, the Employee, directly or indirectly, in association with or as a stockholder, director, officer, consultant, employee, partner, joint venturer, member or otherwise of or through any person, firm, corporation, partnership, association or other entity, will not compete with the Companies in the offer, sale or marketing of products or services that are competitive with the products or services offered by the Companies, within any county in which the Companies are then engaged in the offer and sale of competitive products or services; provided, however, the foregoing shall not prevent the Employee from accepting employment with an enterprise engaged in two or more lines of business, one of which is the same or similar to the Companies' business (the "Prohibited Business") if the Employee's employment is totally unrelated to the Prohibited Business; provided, further, the foregoing shall not prohibit the Employee from owning up to two percent of the securities of any publicly-traded enterprise provided the Employee is not an employee, director, officer, consultant to such enterprise or otherwise reimbursed for services rendered to such enterprise. After the first five-year term of this Agreement, the 12-month non-compete provision shall be reduced to six months commencing on the date of termination.

                   (b)Solicitation of Customers.  During the period in
                which the provisions of Section 7(a) shall be in effect, the Employee, directly or indirectly, will not seek Prohibited Business from any Customer (as defined below) on behalf of any enterprise or business other than the Companies, refer Prohibited Business from any Customer to any enterprise or business other than the Companies or receive commissions based on sales or otherwise relating to the Prohibited Business from any Customer, or any enterprise or business other than the Companies. For purposes of this Section 7(b), the term - "Customer" means any person for whom the Companies or any of its subsidiaries sold prescriptions during the 24-month period prior to the date of termination of employment.

                   (c)Limitation.  Notwithstanding anything herein to the
                contrary, if (i) the Employee voluntarily terminates his employment with the Companies or the Companies terminates the Employee's employment with the Companies, and (ii) both of the designees of Nyer have not voted to elect one of the five members of the Management Team to be the Chief Executive Officer of D.A.W. and any affiliates thereof, the provisions of this Section 7 shall not be enforceable.

                8. Nondisclosure of Confidential Information. The Employee acknowledges that during his employment he will learn and will have access to confidential information regarding the Companies and its subsidiaries, including without limitation
                (i) confidential or secret plans, programs, documents, agreements or other material relating to the business, services or activities of the Companies and its affiliates and (ii) trade secrets, market reports, customer investigations, customer lists and other similar information that is proprietary information of the Companies or its affiliates (collectively referred to as "Confidential Information"). The Employee acknowledges that such Confidential Information as is acquired and used by the Companies is a special, valuable and unique asset. All records, files, materials and confidential information obtained by the Employee in the course of his employment with the Companies are confidential and proprietary and shall remain the exclusive property of the Companies or its affiliates, as the case may be. The Employee will not, except in connection with and as required by his performance of his duties under this Agreement, for any reason use for his own benefit or the benefit of any person or entity with which he may be associated or disclose any such Confidential Information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever without the prior written consent of the board of directors of the Companies, unless such Confidential Information previously shall have become public knowledge through no action by or omission of the Employee.

                9.       Equitable Relief.

                  (a)the Companies and the Employee recognize that the
                services to be rendered under this Agreement by the Employee are special, unique and of extraordinary character, and that in the event of the breach by the Employee of the terms and conditions of this Agreement or if the Employee, without the prior consent of the board of directors of the Companies shall leave his employment for any reason and take any action in violation of Section 7 or Section 8, the Companies will be entitled to institute and prosecute proceedings in any court of competent jurisdiction referred to in Section 9(b) below, to enjoin the Employee from breaching the provisions of
                Section 7 or Section 8. In such action, the Companies will not be required to plead or prove irreparable harm or lack of an adequate remedy at law or post a bond. Nothing contained in this Section 9 shall be construed to prevent either party from seeking such other remedy in arbitration pursuant to
                Section 9 in case of any breach of this Agreement by the other.

                   (b)Any proceeding or action must be commenced in state
                or federal courts in Boston, Massachusetts. The Employee and the Companies irrevocably and unconditionally submit to the personal jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Employee and the Companies irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against the Employee or the Companies in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy or which shall be conclusive evidence of the fact and the amount of any liability of the Employee or the Companies therein described, or by appropriate proceedings under any applicable treaty or otherwise.

                10.      Severability.

                   (a) The Employee expressly agrees that the character, duration and geographical scope of the provisions set forth in this Agreement are reasonable in light of the circumstances as they exist on the date hereof. Should a decision, however, be made at a later date by a court of competent jurisdiction that the character, duration or geographical scope of such provisions is unreasonable, then it is the intention and the agreement of the Employee and the Companies that this Agreement shall be construed by the court in such a manner as to impose only those restrictions on the Employee's conduct that are reasonable in the light of the circumstances and as are necessary to assure to the Companies the benefits of this Agreement. If, in any judicial proceeding, a court shall refuse to enforce all of the separate covenants deemed included herein because taken together they are more extensive than necessary to assure to the Companies the intended benefits of this Agreement, it is expressly understood and agreed by the parties hereto that the provisions of this Agreement that, if eliminated, would permit the remaining separate provisions to be enforced in such proceeding shall be deemed eliminated, for the purposes of such proceeding, from this Agreement.

                   (b) If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable because of the conflict of such provision with any constitution, statute, rule of public policy or for any other reason, such circumstance shall not have the effect of rendering any other provision of this Agreement invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

                11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual or facsimile signature.

                12. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

                13. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar receipted delivery, by facsimile delivery promptly confirmed by first class mail or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

                EMPLOYEE:
                            c/o D.A.W., Inc.
                                264 R. Washington Street
                                Wellesley Hills, MA  02181
                                Facsimile: (617) 237-7278

                COMPANIES:      D.A.W., Inc.
                                F.M.T. Franchise Company, Inc.
                                264 R. Washington Street
                                Wellesley Hills, MA  02181
                                Facsimile: (617) 237-7278

                with copies to: Gayle Ehrlich, Esq.
                                Sullivan & Worcester, LLP
                                One Post Office Square
                                Boston, MA  02109
                                Facsimile: (617) 338-2880

                                Nyer Medical Group, Inc.
                                1292 Hammond Street
                                Bangor, ME  04401
                                Facsimile:  (207) 989-1101

                                Michael D. Harris, Esq.
                                Cohen, Chernay, Norris,
                                Weinberger & Harris, P.A.
                                712 U.S. Highway One
                                North Palm Beach, FL 33408
                                Facsimile: (407) 845-0108

or to such other address as either of them, by notice to the other may designate from time to time. Time shall be counted to, or from, as the case may be, (i) the delivery in person or by Federal Express or similar receipted delivery, (ii) the actual receipt of facsimiles, or (iii) three (3) business days after mailing.

                14. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, costs and expenses.

                15. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law considerations.

                16. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

                17. Additional Documents. The parties hereto shall execute such additional instruments as may be reasonably required by their counsel in order to carry out the purpose and intent of this Agreement and to fulfill the obligations of the parties hereunder.

                18. Section or Paragraph Headings. Paragraph headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

                19. Arbitration. Except for a claim for equitable relief, any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, must be settled by submission by either party of the controversy, claim in dispute to binding arbitration in Boston, Massachusetts (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration Association then in effect. In any such arbitration proceeding, the parties agree to provide all discovery deemed necessary by the arbitrator. The decision to award made by the arbitrator shall be final, binding and conclusive in all parties hereto for all purposes, and judgement may be entered thereon in any court having jurisdiction thereof.

                20. Termination of Prior Agreement. The prior employment agreement between the Companies and the Employee is terminated and neither party has any liability to the other except accrued salary due the Employee since the date of D.A.W.'s most recent payroll.

                IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESSES:                EMPLOYEE:

                                  By:  ____________________


                          COMPANIES:

                                  D.A.W., INC.


                                  By:
                                       Mark Dumouchel, President



                                  F.M.T. FRANCHISE COMPANY, INC.


                                  By:
                                       David Dumouchel, President



                                  NYER MEDICAL GROUP, INC.


                                   By:
                                       Samuel Nyer, President


                                    EMPLOYMENT AGREEMENT
                                         SCHEDULE 2(b)


                                      EMPLOYMENT AGREEMENT
                                         SCHEDULE 2(b)


The Management Team will consist of the following individuals:

Mark Dumouchel
David Dumouchel
Michael Curry
Wayne Gunter
David Mazzola

                                          EMPLOYMENT AGREEMENT
                                               SCHEDULE 5(d)

                                            EMPLOYMENT AGREEMENT
                                                 SCHEDULE 5(d)




The following individuals have accrued one (1) week of vacation as of August 5, 1996:

Mark Dumouchel
David Dumouchel
Michael Curry
Wayne Gunter
David Mazzola






                                        EMPLOYMENT AGREEMENT
                                            SCHEDULE 5(e)

                                    STOCK EXCHANGE AGREEMENT
                                              AND
                                      PLAN OF REORGANIZATION
                                            EXHIBIT D
                                      SHAREHOLDERS' AGREEMENT





                                       SHAREHOLDERS' AGREEMENT


                THIS AGREEMENT, entered into as of this 5th day of August, 1996, by and between Nyer Medical Group, Inc. ("Nyer"), Mark A.
Dumouchel, David Dumouchel, Lucille Curry, Michael Curry, Donato
Mazzola and Wayne Gunter (collectively the "Shareholders"); and
D.A.W., Inc. ("D.A.W.") and F.M.T. Franchise Co., Inc. ("F.M.T")
(D.A.W. and F.M.T. collectively the "Companies").

                WHEREAS, Nyer entered into a Stock Exchange Agreement and Plan of Reorganization as of August 5, 1996, by and among Nyer, the Shareholders and the Companies, whereby Nyer acquired by exchange with the Sellers 80% of the issued and outstanding Stock of each of D.A.W. and Class A Common Stock of F.M.T. and acquired by purchase
100% of the Class B Common Stock of F.M.T.; and

                WHEREAS, Nyer and the Shareholders wish to provide for continuity of management and control of F.M.T. and D.A.W. and to set forth the relative rights, duties and obligations of the parties.

                NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, it is agreed as follows:

                1. Board of Directors - F.M.T. and D.A.W. Nyer and the Shareholders hereby agree that for so long as the Shareholders collectively own 5% or more of the issued and outstanding Common
Stock of F.M.T. or D.A.W., the number of members to serve on the board of directors of that company (either F.M.T. or D.A.W. or both) in which the Shareholders own at least 5% of the issued and outstanding Common Stock shall be set at five, and Nyer and the Shareholders further agree that two board members shall be designated by Nyer and shall be a Nyer employee, officer or director, two board members shall be designated by the Shareholders, and the fifth member shall be jointly selected by Nyer and the Shareholders. Nyer and the Shareholders agree that the fifth board member shall have no affiliation with either Nyer or the Shareholders. Nyer and the Shareholders agree to vote all their shares of the Companies (the "Shares") for these purposes at all annual and special meetings of the shareholders and in any action by written consent.

                2. Board of Directors - Nyer. For so long as the Shareholders' collectively own 5% or more of the Shares of F.M.T.
and D.A.W. and Nyer owns any F.M.T. or D.A.W. Shares, Nyer shall appoint and take all reasonable action to elect one person designated by the Shareholders to Nyer's board of directors.

                3. Term of this Agreement. This Agreement shall commence as of the date of execution and shall remain in force for so long as any of the Shareholders own Shares of either D.A.W. or F.M.T.

                4. Shares Subject to Agreement. All Shares of F.M.T. and of D.A.W. owned of record or beneficially or hereafter acquired by Nyer shall be subject to this Agreement. Except as specifically provided in this Agreement, F.M.T. and D.A.W. shall have no obligation to recognize the ownership, beneficial or otherwise, of any such Shares that are sold, assigned or transferred whether voluntarily, by will, laws of descent and distribution, by court order, by operation of law or otherwise, unless and until such transferee agrees to be bound by the provisions of this Agreement.

                5. Extraordinary Transactions. Nyer and the Shareholders shall not vote any of their Shares of D.A.W. or of F.M.T. in favor of, nor consent to, (i) any merger of F.M.T. or D.A.W. unless 80% of the Board of Directors vote for such merger as the case may be into another entity or a merger of such entity into F.M.T. or D.A.W., (ii) the sale of all or substantially all of the assets of F.M.T. or D.A.W. as the case may be unless 80% of the Board of Directors vote for such sale, or (iii) any other extraordinary transactions including F.M.T. or D.A.W. unless 60% of the Board of Directors vote in favor of such extraordinary transaction.

                6. Operations. The day-to-day operations of D.A.W. and F.M.T. shall be managed by the Shareholders. The Shareholders are hereby irrevocably authorized and directed to take all actions that they deem appropriate or advisable to manage the day-to-day operations of D.A.W. and F.M.T. Nyer shall not take any action to cause, or through its inaction allow, the revocation of such authorization. Nyer, its successors and assigns, shall not take part in or interfere with the management of the day-to-day operations of D.A.W. or F.M.T. Notwithstanding the foregoing, the business and affairs of D.A.W. and F.M.T. shall be managed under the direction of the board of directors. The policies and powers customarily exercised by a board of directors shall be exercised by the respective board of directors of D.A.W. and F.M.T. In addition to those matters customarily reserved to the board of directors, the respective board of directors of D.A.W. and F.M.T. shall have the exclusive authority with respect the following matters:

      (i) Spending of any portion of the $800,000 received by F.M.T. from Nyer pursuant to a Stock Exchange Agreement and Plan of Reorganization, for purposes of acquisition, expansion or improvement of D.A.W.'s or F.M.T.'s businesses (either existing stores or acquisition or construction of new stores) or similar purposes;

      (ii) The entry of D.A.W. or F.M.T. into any agreement or transaction or related series of agreements or transactions involving the sum of $10,000 or more except in the ordinary course of business;

      (iii) Any agreement in which D.A.W. or F.M.T. is a party by the terms of which may last for one year or more except in the ordinary course of business and except for continuing obligations imposed by existing agreements, attached hereto as Schedule 6(iii), relating to medical and dental expenses of Paul Dumouchel and Eileen Dumouchel;

      (iv) The organization of any new subsidiaries or the entry into any joint ventures, partnerships, or other similar relationships with third parties;

      (v) All matters relating to the Employment Agreements of the officers of D.A.W. or F.M.T. including the amendment of such Employment Agreements, and any direct or indirect transaction between D.A.W. or F.M.T. and officers of D.A.W. or F.M.T. or their
                        family members.   As used in this Agreement, the
                        term "family members" shall mean the spouses, parents, children, grandchildren, and fathers-in-law, mothers-in-law or brothers or sisters-in-law or any entity or partnership controlled by or under common control with such persons.;

      (vi) Any sale of assets of D.A.W. or F.M.T. except in the ordinary course of business;

      (vii) The purchase or sale of securities by D.A.W. or F.M.T.;

      (viii) The issuance by D.A.W. or F.M.T. of any promissory notes to banks or any other parties;

      (ix) The opening of any bank and money market accounts for D.A.W. or F.M.T. Provided, however, the officers of D.A.W. and F.M.T. shall have the exclusive authority to execute checks and other instruments with regard to the funds of such bank and money market accounts except for the $800,000 received by F.M.T. from Nyer which shall require two signatures, one of which shall be of a person designated by Nyer and one of which shall be of a person designated by the Shareholders;

      (x)               The issuance of any guarantees by D.A.W. or F.M.T.;
                        and

      (xi) The establishment of any committees of the respective board of directors of D.A.W. or F.M.T. additionally, in the event that the Commonwealth of Massachusetts adopts legislation permitting close corporations to restrict the authority of a board of directors, such legislation shall not apply to D.A.W. and F.M.T. without the unanimous consent of the holders of all outstanding Shares. Each of Nyer and the Shareholders shall cause its designees to D.A.W.'s and F.M.T.'s board of directors to act in good faith in exercising his authority.

                7.       Right of First Refusal of Shareholders.

                         (a)If Nyer intends or proposes to sell, transfer or
                otherwise dispose of all or any Shares of D.A.W. or of F.M.T. Shares in which it has any interest to any person or entity who is not a Shareholder (a "Transfer"), Nyer shall advise each of the Shareholders by written notice (the "Notification") of such intention or proposal, not less than 60 days prior to the intended or proposed date of Transfer. The Notification shall specify all the terms and conditions of the intended or proposed Transfer, including without limitation, the number of Shares of D.A.W. and/or of F.M.T. proposed to be Transferred (the "Offered Shares"), the price per Offered Share, terms of payment, and the name of the person or entity to whom it intends or proposes to Transfer the Offered Shares (the "Proposed Purchaser"). The Notification shall constitute an offer to sell all of the Offered Shares to the Shareholders upon the terms and conditions of the intended or proposed Transfer.

                         (b)Each of the Shareholders shall have the right to
                purchase or otherwise acquire all (but not less than all) of the Offered Shares, upon the terms and conditions of the intended or proposed Transfer, by notice (the "Acceptance Notice") to Nyer and the other Shareholders given within 20 days from the date of receipt of the Notification. In the event that more than one of the Shareholders desires to purchase or otherwise acquire the Offered Shares, they shall purchase or otherwise acquire the Offered Shares pro-rata in accordance with their percentage interests in each of D.A.W. and F.M.T., or in such other manner as they may agree in writing, with proportionate rights of oversubscription.

                        (c)In the event one or more of the Shareholders shall
                so elect to purchase all of the Offered Shares, the Acceptance Notice shall, when taken in conjunction with the Notification, constitute a valid and legally binding purchase and sale agreement, and payment shall be made upon the terms and conditions of the intended or proposed Transfer (or on such other terms and conditions as the parties may otherwise agree upon in writing).

                       (d)If the Shareholders fail to accept the offer to
                purchase all of the Offered Shares within the period specified, Nyer shall be free for a period of 90 days (or such shorter period as Nyer may specify) to Transfer the Offered Shares to the Proposed Purchaser upon the terms and conditions of the intended or proposed Transfer as set forth in the Notification.

                       (e)If Nyer fails to transfer the Offered Shares within
                the period and in accordance with the provisions specified in this Section 7, then, the transfer of such Offered Shares shall once again be subject to the rights of first refusal set forth in this Section 7.

                8. Co-Sale Rights of the Shareholders. If Nyer receives a bona fide offer, or acceptance of an offer by Nyer, from a Proposed Purchaser for the sale of all or any portion of Nyer's Shares of D.A.W. and/or of F.M.T., Nyer shall deliver written notice thereof to the Shareholders in conjunction with the Notification delivered pursuant to Section 7 hereof, stating the name of the Proposed Purchaser and the amount per Share of D.A.W. and/or F.M.T. which the Proposed Purchaser has offered to pay. Each Shareholder may, within twenty (20) days after receipt of the Notification, deliver to Nyer written notice of its election to sell up to such Shareholder's Transferable Percentage of its Shares of D.A.W. and/or of F.M.T. to such Proposed Purchaser on the same terms and conditions as Nyer
                (the "Shareholders Notice"). Nyer shall not accept any offer from a Proposed Purchaser unless (i) such Proposed Purchaser is willing to purchase Shares of D.A.W. and/or F.M.T.
                from the Shareholders in such amounts and on such terms as may be necessary to comply with this Section 8 and the Shareholders Notice, or (ii) Nyer is willing to purchase Shares of D.A.W. and/or F.M.T. from the Shareholders in such amounts and on such terms as may be necessary to comply with this Section 8 and the Shareholders' Notice on behalf of the Proposed Purchaser in connection with Nyer's sale of Shares of D.A.W. and/or F.M.T. to the Proposed Purchaser. Provided however, if Nyer shall agree to sell 50% or more of the Shares of D.A.W. or F.M.T., "Transferable Percentage" shall mean the number of Shares of D.A.W. or of F.M.T., as the case may be, representing all or such portion of the Shareholders' interest as the Shareholder may wish.

                9. Shareholders' Put Right. At such time as: (i) Nyer has caused Mark Dumouchel, David Dumouchel, Michael Curry, Donato Mazzola or Wayne Gunter (the "Employee") to be no longer employed by D.A.W., (ii) the second term of the Employment Agreement has expired, or (iii) such Employee has died, then in the event of the occurrence of any of items (i) through (iii) above, such Employee shall have the right to require Nyer to purchase all or any portion of such Employee's Shares of F.M.T. and D.A.W., as follows:

                      (a)Such Employee shall deliver a notice (a "Put
                Notice") to D.A.W., F.M.T. and Nyer stating therein his or her request that Nyer purchase the number of D.A.W. and F.M.T. Shares stated therein for (i) until the fifth anniversary of the Employment Agreement between the Companies and each of the Employees, or in the case of Lucille Curry, Michael Curry, their book value as reflected on the books and records of D.A.W. and F.M.T.; and (ii) for all other periods, their fair market value, as determined pursuant to this Section 8.

                       (b)Such Employee and Nyer shall negotiate in good faith
                to determine the purchase price of the D.A.W. and the F.M.T. Shares (the "Agreed Value") and, if they cannot determine an Agreed Value within 15 days after the date of the Put Notice, they shall, within 15 days thereafter each appoint a single Qualified Appraiser (as defined below). Within 10 days after the two Qualified Appraisers are appointed, the two Qualified Appraisers shall appoint a third Qualified Appraiser. The three Qualified Appraisers shall, within 10 days following the date of the last Qualified Appraiser is appointed, appraise each of D.A.W.'s and F.M.T.'s property and business as a going concern, and thereupon determine the value of the D.A.W. and F.M.T. Shares to be sold by the Employee, in each case, by multiplying the value of the appropriate property and business by a fraction, in which the numerator is the number of D.A.W. or F.M.T. Shares as applicable, being sold by such Employee, and the denominator is the total number of D.A.W. or F.M.T. Shares, as applicable, issued and outstanding as of the date of determination. Such value, when so determined, shall be the appraised value (the "Appraised Value") of such D.A.W. Shares and F.M.T. Shares. Each Qualified Appraiser shall have access to such D.A.W. and F.M.T. books and records as he or she shall request in order to determine the Appraised Value.

                     (c)The Put Notice and the applicable valuation of the
                Agreed Value or the Appraised Value shall constitute a valid and legally binding purchase and sale agreement, and payment in immediately available funds and the delivery of appropriate instruments of transfer shall be made within 30 days following the determination of the purchase price at the registered office of D.A.W. (or such other location as the parties shall agree upon).

                     (d)For purposes of this Section 8, the term "Qualified
                Appraiser" shall mean an appraiser who is not in control of, controlled by or under common control with any Employee regardless as to whether such person still owns any Shares of D.A.W., F.M.T. or Nyer and is qualified to appraise closely-held entities in the retail pharmacy business, and who has been actively engaged in the appraisal of such assets for a period of not less than three years immediately preceding his or her appointment hereunder.

                10.      Restrictions on Transfer.  Except as provided above in
                Section 8 and 9, the Shares of F.M.T. and D.A.W. owned by the Shareholders shall not be sold, hypothecated, pledged or otherwise transferred except by operation of law for a period of five years from the date of this Agreement. These restrictions shall be inapplicable to:

                      (a)Transfers of Shares between a Shareholder and the
                trustees of a trust revocable by him alone;

                      (b)Transfers of Shares between a Shareholder and his
                spouse or one or more of his issue;

                      (c)Transfers of Shares between a Shareholder and his
                guardian or conservator;

                      (d)Transfers of Shares of a deceased Shareholder to his
                executor(s) or administrator(s) or to trustee(s) under his will; provided that such Shares in the hands of each such transferee shall remain subject to this Agreement; and

                      (e)Transfers of any Shares among Shareholders.

                11. Legend to be Placed on all Stock Certificates. The parties agree that all certificates for shares issued by F.M.T. and D.A.W. and any replacement or re-issuance thereof shall bear the following restrictive legend:

                "The shares represented by this stock certificate are subject to the provisions of a Shareholders' Agreement dated August 5, 1996, a copy of which is maintained in the Company's offices."


                12. Separability of Provisions. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable because of the conflict of such provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering any other provision of this Agreement invalid, inoperative or unenforceable, but this Agreement shall be reformed and construed as if such invalid, inoperative or unenforceable provision has never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

                13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                The execution of this Agreement may be by actual or facsimile signature.

                14. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns. All references to Nyer and its affiliates shall refer to any such parties and all references to the Shareholders shall refer to any such parties who become bound by this Agreement as provided in Section 4 hereof.

                15. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar receipted delivery, by facsimile delivery or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

                Shareholders:    Mr. Mark A. Dumouchel
                                 Mr. David Dumouchel

                             c/o D.A.W., Inc.
                                 264 R. Washington Street
                                 Wellesley Hills, MA  02181
                                 Facsimile (617) 237-7278

                with a copy to:  Gayle Ehrlich, Esq.
                                 Sullivan & Worcester, LLP
                                 One Post Office Square
                                 Boston, MA  02109
                                 Facsimile (617) 338-2880

                The Buyer:       Mr. Samuel Nyer, President
                                 Nyer Medical Group, Inc.
                                 1292 Hammond Street
                                 Bangor, ME  04401
                                 Facsimile (207) 989-1101

                with a copy to:  Michael D. Harris, Esq.
                                 Cohen, Chernay, Norris,
                                 Weinberger & Harris
                                 712 U.S. Highway One
                                 North Palm Beach, FL  33408
                                 Facsimile (407) 845-0108


or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be conclusive evidence of successful facsimile delivery, provided such facsimile is concurrently transmitted within an original by Federal Express or similar receipted delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

                16. Attorney's Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding including an arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to an award by the court or arbitrator, as appropriate, of reasonable attorney's fees, costs and expenses.

                17. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against which enforcement or the change, waiver discharge or termination is sought.

                18. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the internal laws of the Commonwealth of Massachusetts without regard to choice of law considerations.

                19. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

                20. Arbitration. Any controversy, dispute or claim arising out of or relating to this Agreement, or its interpretation, application, implementation, breach or enforcement which the parties are unable to resolve by mutual agreement, shall be settled by submission by either party of the controversy, claim or dispute to binding arbitration in Boston, Massachusetts (unless the parties agree in writing to a different location), before a single arbitrator in accordance with the rules of the American Arbitration
Association then in effect. In any such arbitration proceeding the parties agree to provide all discovery deemed necessary by the arbitrator. The decision and award made by the arbitrator shall be final, binding and conclusive on all parties hereto for all purposes, and judgment may be entered thereon in any court having jurisdiction thereof.

                21. Cash Management Systems. The business of D.A.W. and F.M.T. shall be operated pursuant to policies set by their boards of directors. Both D.A.W. and F.M.T. shall maintain their own cash management systems (which may consolidated together) separate and apart from any cash management system of Nyer.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESSES:                        NYER:

                                       NYER MEDICAL GROUP, INC.

                                  By:
                                       Samuel Nyer, President



                                  THE SHAREHOLDERS:


                                       Mark A. Dumouchel



                                       David Dumouchel



                                       Lucille Curry



                                       Michael Curry



                                       Donato Mazzola



                                       Wayne Gunter


                                D.A.W., INC.

                                 By:
                                      Mark A. Dumouchel, President



                                F.M.T. FRANCHISE CO., INC.


                                  By:
                                      David Dumouchel, President





                               STOCK EXCHANGE AGREEMENT
                                         AND
                               PLAN OF REORGANIZATION

       SCHEDULE 3(b)

                              STOCK EXCHANGE AGREEMENT AND
                                  PLAN OF REORGANIZATION

       SCHEDULE 3(b)


(vii)                    Capitalization.None

(viii)                   Subsidiaries.

                             Name of                      Percentage or
Name of Subsidiary           Shareholder                  No. of Shares

ADCO Surgical                Nyer Medical Group, Inc.     100%
  Supply, Inc.

ADCO South Medical           Nyer Medical Group, Inc.     100%
  Supplies, Inc.

Anton Investments, Inc.      Nyer Medical Group, Inc.      80%
                             Michael Anton                 20%

Conway Associates, Inc.      Nyer Medical Group, Inc.      80%
                             Michael Anton                 20%

Genetic Vectors, Inc.        Nyer Medical Group, Inc.      1,279,920 Shares
                             Mead McCabe, Sr. and            319,980 Shares
                             Marigrace McCabe
                             Others                          100,000 Shares

Nyle Home Health             Nyer Medical Group, Inc.      90%
 Supplies, Inc.              H. Gary Parker, M.D.          10%


           There is an agreement to issue 75,000 options of Genetic Vectors, Inc. ("Vectors") to James Joyce and discussions are underway to issue additional options to officers and directors of Vectors.
Additionally, Vectors has entered into a letter of intent with Shamrock Partners, Ltd. ("Shamrock") to sell 400,000 shares of common stock subject to a 15% over-allotment option. The letter of intent also requires Vectors to issue to Shamrock and its designees, warrants to purchase an additional 40,000 shares of common stock of Vectors.




                                     STOCK EXCHANGE AGREEMENT
                                              AND
                                      PLAN OF REORGANIZATION
                                            SCHEDULE 5(b)



                                 STOCK EXCHANGE AGREEMENT AND
                                       PLAN OF REORGANIZATION
                                            SCHEDULE  5(b)

       LANDLORD CONSENTS
Lease Locations:
1077 Osgood Street
North Andover, MA

31 Atlantic Avenue
Marblehead, MA

122 Washington St.
Essex County
Marblehead, MA

111 Canal Street
Salem, MA

425 Center Street
Newton, MA

264 and 266 Washington St.
Wellesley Hills, MA

241 Humphrey Street
Marblehead, MA

683 High Street
Westwood, MA

47 Elm Street
Danvers, MA

ESTOPPEL CERTIFICATES
Lease Locations:
1077 Osgood Street
North Andover, MA

31 Atlantic Avenue
Marblehead, MA

122 Washington St.
Essex County
Marblehead, MA

111 Canal Street
Salem, MA

425 Center Street
Newton, MA

264 and 266 Washington St.
Wellesley Hills, MA

241 Humphrey Street
Marblehead, MA

683 High Street
Westwood, MA

47 Elm Street
Danvers, MA